        As filed with the U.S. Securities and Exchange Commission on May 1, 2003
                                                        Registration No. 2-68061
 -------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [_]
                     POST-EFFECTIVE AMENDMENT NO. 31   [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 23 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

         [_] immediately upon filing pursuant to paragraph (b) of Rule 485

         [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

         [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

         [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2003
                                for interests in
                      John Hancock Variable Life Account U
                       Interests are made available under

                          ANNUAL PREMIUM VARIABLE LIFE
          a scheduled premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-----------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Large Cap Growth. . . . . . . . . . . . . . . . .    Independence Investment LLC
  Growth & Income . . . . . . . . . . . . . . . . .    Independence Investment LLC and Putnam Investment
                                                        Management, LLC
  Fundamental Value                                    Wellington Management Company, LLP
  International Equity Index                           Independence Investment LLC
  Real Estate Equity                                   RREEF America LLC and Van Kampen (a registered trade
                                                        name of Morgan Stanley Investment Management Inc.)
 BALANCED OPTIONS:
  Managed . . . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and Capital Guardian
                                                        Trust Company
 BOND & MONEY MARKET OPTIONS:
  Active Bond                                          John Hancock Advisers, LLC
  Money Market                                         Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS




This prospectus is arranged in the following way:



   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.



   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 9.



   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 26.



   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.



After this prospectus ends, the prospectuses for the Series Funds begin. See page 11 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

  This prospectus describes three types of policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and 75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments".

SUMMARY OF POLICY BENEFITS

Death Benefit

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed on page 15.

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness. This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "cash value" of your policy (assuming you take all dividend payments in cash) will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all partial surrenders you have made.

  If you take a loan on your policy, your cash value will be computed somewhat differently. This is discussed beginning on page 17.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy Loans

  You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $100. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your cash value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. To reinstate the policy, you must make the required premium payments and satisfying certain other conditions.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the frequency of transfers you can make.

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, only one entry shows the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

  The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE            WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium      9% of the basic annual
                                                      premium
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium      2.5% of each premium
                                                      paid
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 MAXIMUM ADJUSTMENTS     Upon payment of premium      For monthly premiums,
 FOR PREMIUM PAYMENT                                  0.0027 times annual
 FREQUENCY                                            premium
                                                      For quarterly premiums,
                                                      0.0100 times annual
                                                      premium
                                                      For semi-annual
                                                      premiums, 0.0015 times
                                                      annual premium
-------------------------------------------------------------------------------
 ANNUAL ADMINISTRATIVE   Upon payment of premium      $50
 CHARGE                  once in each policy year
-------------------------------------------------------------------------------
 MAXIMUM CHARGE FOR      Upon payment of premium      $79.91 per $1,000 of
 EXTRA INSURANCE RISK                                 Initial Sum Insured
-------------------------------------------------------------------------------
 ADDITIONAL FIRST YEAR   Upon payment of premium      $13 per $1,000 of
 ADMINISTRATIVE CHARGE   in first policy year         Initial Sum Insured for
                                                      Variable Whole Life
                                                      Policy
                                                      $7 per $1,000 of Initial
                                                      Sum Insured for Variable
                                                      Whole Life P50 Policy
                                                      $4 per $1,000 of Initial
                                                      Sum Insured for Variable
                                                      Whole Life 100 Policy
-------------------------------------------------------------------------------
 MAXIMUM RISK CHARGE*    Upon payment of premium      $4.82 per $1,000 of
                                                      Initial Sum Insured
-------------------------------------------------------------------------------
 MAXIMUM DEDUCTION FOR   Upon payment of premium      $27.02 per $1,000 of
 DIVIDENDS**                                          Initial Sum Insured
-------------------------------------------------------------------------------

  * The risk charge varies by the issue age of the insured person. The charge shown is for a policy issued to cover a 75 year old. This charge is imbedded in the base premium.

  ** This charge varies by the issue age of the insured person and the length of time the policy has been in effect. The charge shown is for a policy issued to cover a 75 year old that is in its eighth policy year. This charge is imbedded in the base premium.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. The charges shown in the first table are deducted from your policy assets. The second table is devoted only to optional rider benefits. The charges shown in the rider table are, in fact, premiums that must be paid with premiums for the base policy.

------------------------------------------------------------------------------------------------
                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                                                    --------------------------------------------
        CHARGE              WHEN CHARGE IS DEDUCTED   GUARANTEED RATE       CURRENT RATE
------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*
  MINIMUM CHARGE . . .   Monthly                 $0.06 per $1,000 of     $0.06 per $1,000 of
                                                 AAR                     AAR
  MAXIMUM CHARGE . . .   Monthly                 $83.33 per $1,000 of    $83.33 per $1,000 of
  CHARGE FOR                                     AAR                     AAR
  REPRESENTATIVE
  INSURED PERSON . . .   Monthly                 $0.40 per $1,000 of     $0.40 per $1,000 of
                                                 AAR                     AAR
------------------------------------------------------------------------------------------------
 M&E CHARGE**            Daily                   .00137% of assets       .00137% of assets
------------------------------------------------------------------------------------------------

  * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old male preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

  ** The effective annual rate equivalents of the actual unrounded daily rates charged are .50% and .50%, respectively.

-------------------------------------------------------------------------------
                               RIDER CHARGES*
-------------------------------------------------------------------------------
        CHARGE           WHEN CHARGE IS PAID    MAXIMUM AMOUNT OF ANNUAL CHARGE
-------------------------------------------------------------------------------
 DISABILITY BENEFIT -    Paid with, and in       $2.29 per $1,000 Initial Sum
  WAIVER OF PREMIUMS     addition to, base       Insured
  RIDER                  premium
-------------------------------------------------------------------------------
 FIXED ACCIDENTAL        Paid with, and in       $1.14 per $1,000 of ADB
  DEATH BENEFIT RIDER    addition to, base       coverage
                         premium
-------------------------------------------------------------------------------
 CHILDREN'S INSURANCE    Paid with, and in       $6.00 per $1,000 of Rider
  BENEFIT RIDER          addition to, base       coverage, regardless of
                         premium                 number of children
-------------------------------------------------------------------------------
 APPLICANT'S WAIVER OF   Paid with, and in       $2.63 per $1,000 of premiums
  PREMIUMS BENEFIT       addition to, base       waived
                         premium
-------------------------------------------------------------------------------
 INDETERMINATE PREMIUM   Paid with, and in       $97.76 per $1,000 of YRT
  YRT RIDER ON INSURED   addition to, base       coverage
  AND/OR SPOUSE          premium
-------------------------------------------------------------------------------
 INITIAL TERM            Paid with, and in       $5.89 per $1,000 of Initial
  INSURANCE RIDER        addition to, base       Term Amount
                         premium
-------------------------------------------------------------------------------

  *"Charges" for each of the riders shown above are, in fact, premiums to be paid in addition to premiums on the base policy. They are not deductions from policy values. Each charge shown is the maximum that can be assessed.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF           0.32%                1.07%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF             0.28%                1.07%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------

  *Under its current investment management agreements with the John Hancock
   Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectus for the Series Fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE           WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . .     0.79%           N/A             0.08%           0.87%          0.00%           0.87%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . .     0.67%           N/A             0.08%           0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . .     0.77%           N/A             0.08%           0.85%          0.00%           0.85%
--------------------------------------------------------------------------------------------------------------------------
International Equity Index .     0.18%           N/A             0.28%           0.46%          0.18%           0.28%
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . .     0.98%           N/A             0.09%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . .     0.68%           N/A             0.08%           0.76%          0.00%           0.76%
--------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . .     0.61%           N/A             0.08%           0.69%          0.00%           0.69%
--------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . .     0.25%           N/A             0.07%           0.32%          0.00%           0.32%
--------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth fund are calculated as if the current management fee schedule, which applies to this fund effective October 1, 2002, was in effect for all of 2002.

                              DETAILED INFORMATION


This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           11
Description of John Hancock Variable Life Account U . . . . . . . . . . . . .           11
Description of the Underlying Fund  . . . . . . . . . . . . . . . . . . . . .           11
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           12
 Changes we can make to the Series Fund or the Account  . . . . . . . . . . .           12
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
 Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
 Payment period and frequency.  . . . . . . . . . . . . . . . . . . . . . . .           13
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .           13
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Guaranteed minimum death benefit . . . . . . . . . . . . . . . . . . . . . .           15
 Variable Sum Insured . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           15
The Cash Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Annual Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           16
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           16
 Transfers of existing cash value . . . . . . . . . . . . . . . . . . . . . .           16
 Limitation on number of investment options . . . . . . . . . . . . . . . . .           16
Surrender and Partial Withdrawal  . . . . . . . . . . . . . . . . . . . . . .           17
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Partial Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .           17
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .           18
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           18
 Deductions from Account assets . . . . . . . . . . . . . . . . . . . . . . .           18
 Additional information about how certain policy charges work . . . . . . . .           19
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .           19
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           19
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           19
 Optional benefit riders you can add  . . . . . . . . . . . . . . . . . . . .           19
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           20

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           20
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Policy Cancellation Right  . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .           21
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .           21
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .           22
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           24
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           24
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           25
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           25
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           25
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           25

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUND

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of the John Hancock Variable Series Trust I, ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The fund manager shown on page 1 for any given fund is the entity that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors.

  The Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is the prospectus for the

Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to the Series Fund or the Account

  The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

PREMIUMS

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life ." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

  We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Processing premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.


    For example, using a Variable Whole Life P50 Policy (Age 25 years Male-Smoker) and a 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:
                    Variable or Fixed
                    Paid-Up Whole Life                    Fixed Extended Term Insurance
                    ------------------                    -----------------------------
                      Death Benefit                   Death Benefit     Term in Years and Days
                      -------------                   -------------     ----------------------
                                             or
                         $10,427                         $62,736          12 years 331 days
-------------------------------------------------------------------------------------------------------------


  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

THE DEATH BENEFIT

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantee that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

Limitations on payment of death benefit

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

THE CASH VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "Description of Charges at the Policy Level" on page 18.

Annual Dividends

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable

Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 31/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

POLICY LOANS

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

Repayment of policy loans

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

  The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 23).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we must pay, on average. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first year administrative charge - A charge in the first policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

Additional information about how certain policy charges work

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully covered by the annual administrative charge and the additional first year administrative charge may also be recovered from such other sources.

Method of deduction

  We deduct the monthly charges described in the section from your policy's investment options in proportion to the amount of cash value you have in each.

Other charges we could impose in the future

  We currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables and page 8) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures for the funds shown in the tables on page 8 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider premiums (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

 . Disability Benefit - Waiver of Premium Rider - This rider waives premiums for the policy during the total disability (as defined in the rider) of the insured person. If total disability begins prior to age 60, premiums will be waived for the duration of the policy so long as total disability continues. If total disability begins on or after age 60, premiums will be waived only up to the earlier of (i) age 65 or (ii) the cessation of total disability.

 . Fixed Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person's 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child's 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

 . Applicant's Waiver of Premium Benefit Rider - This rider waives premiums for the policy during the total disability (as defined in the rider) of the applicant for the policy. If total disability begins prior to age 60, premiums will be waived for the duration of the policy so long as total disability continues. If total disability begins on or after age 60, premiums will be waived only up to the earlier of (i) age 65 or (ii) the cessation of total disability.

 . Indeterminate Premium YRT Rider on Insured and/or Spouse - This rider provides a level or decreasing amount of term insurance on the life of the insured person and/or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

 . Initial Term Insurance Rider - This rider provides immediate coverage on the life of the insured person for term periods of one to eleven months prior to the policy's date of issue. The rider is for those who want to select a date of issue that is one to eleven months subsequent to the date of application.

Variations in policy terms

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow amounts you have in the investment options

   . Withdraw any amount we consider to be "Excess Value" in your policy

   . Change the beneficiary who will receive the death benefit

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Reduce the amount of insurance by surrendering part of the policy

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

  You have the right to cancel your policy within the latest of the following periods:

   . 10 days after you receive it (this period may be longer in some states);

   . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

   . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

  State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   . surrenders or partial surrenders

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Fund's prospectus, or that the Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                PAGE
Account. . . . . . . . . . . . .          11
attained age. . . . . . . . . . .         19
beneficiary. . . . . . . . . . .           3
business day. . . . . . . . . . .         12
cash value. . . . . . . . . . . .         15
charges. . . . . . . . . . . . .          18
Code. . . . . . . . . . . . . . .         23
cost of insurance rates. . . . .          18
death benefit. . . . . . . . . .           3
deductions. . . . . . . . . . . .         18
dividends. . . . . . . . . . . .          15
expenses of the Series Fund . . .         19
Fixed Extended Term. . . . . . .          14
full surrender. . . . . . . . . .         17
fund. . . . . . . . . . . . . . .         11
grace period. . . . . . . . . . .         14
guaranteed minimum death benefit .        15
insurance charge. . . . . . . . .         18
insured person. . . . . . . . . .          3
investment options. . . . . . . .          1
JHVLICO. . . . . . . . . . . . .          11
John Hancock Variable Series Trust        11
lapse. . . . . . . . . . . . . .          14
loan. . . . . . . . . . . . . . .         17
loan interest. . . . . . . . . .          17
mortality and expense risk charge         19
optional benefits charge. . . . .         18
owner. . . . . . . . . . . . . .          20
Paid-Up Whole Life. . . . . . . .         14
partial surrender. . . . . . . .          17
premium; premium payment. . . . .         13
prospectus. . . . . . . . . . . .          2
receive; receipt. . . . . . . . .         23
reinstate; reinstatement. . . . .         14
SEC. . . . . . . . . . . . . . .          11
Separate Account U. . . . . . . .         11
Servicing Office. . . . . . . . . Back Cover
special loan account. . . . . . .         17
subaccount. . . . . . . . . . . .         11
Sum Insured. . . . . . . . . . .          15
surrender. . . . . . . . . . . .           3
surrender value. . . . . . . . .           3
tax considerations. . . . . . . .         23
telephone transfers. . . . . . .          23
transfers of cash value. . . . .          16
variable investment options. . .          11
Variable Sum Insured. . . . . . .         15
we; us. . . . . . . . . . . . . .         11
you; your. . . . . . . . . . . .          20

  In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                   EXPRESS DELIVERY            MAIL DELIVERY
                   ----------------            -------------
                529 Main Street (X-4)           P.O. Box 111
                Charlestown, MA 02129         Boston, MA 02117

                        PHONE:                      FAX:
                        ------                      ----
                    1-800-732-5543             1-617-886-3048












  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-3068

                      Statement of Additional Information
                               dated May 1, 2003
                                for interests in

              John Hancock Variable Life Account U ("Registrant")
                       Interests are made available under

                          ANNUAL PREMIUM VARIABLE LIFE
   a PAYMENT TYPE premium variable UNIVERSAL POLICY life SURVIVORSHIP POLICY insurance policy
                                   issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .
Description of the Registrant . . . . . . . . . . . . . .
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

Description of the Depositor

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account U (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:


2002. . .       $100,282,138
2001. . .       $114,921,206
2000. . .       $121,926,879

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.




                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                             December 31
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value: 2002
  - $83.3; 2001 - $82.1) . . . . . . . . . . . . . . .   $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 -
  $2,949.3; 2001 - $2,391.9) . . . . . . . . . . . . .     3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 -
  $11.1; 2001 - $12.1) . . . . . . . . . . . . . . . .        11.9        13.1
Mortgage loans on real estate. . . . . . . . . . . . .       668.4       580.9
Real estate. . . . . . . . . . . . . . . . . . . . . .        20.4        20.6
Policy loans . . . . . . . . . . . . . . . . . . . . .       359.4       352.0
Short-term investments . . . . . . . . . . . . . . . .         0.1          --
Other invested assets. . . . . . . . . . . . . . . . .        88.8        39.6
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     4,244.1     3,502.4
Cash and cash equivalents. . . . . . . . . . . . . . .       202.9       115.4
Accrued investment income. . . . . . . . . . . . . . .        70.1        60.8
Premiums and accounts receivable . . . . . . . . . . .         3.8        12.5
Deferred policy acquisition costs. . . . . . . . . . .     1,164.8     1,060.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       149.2       110.4
Other assets . . . . . . . . . . . . . . . . . . . . .       122.9       121.8
Separate account assets. . . . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31,
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,068.7   $ 3,335.4
Policyholders' funds . . . . . . . . . . . . . . . . .         3.3         3.0
Unearned revenue . . . . . . . . . . . . . . . . . . .       243.5       221.0
Unpaid claims and claim expense reserves . . . . . . .        24.7        25.0
Dividends payable to policyholders . . . . . . . . . .         0.4         0.3
Income taxes - Note 5. . . . . . . . . . . . . . . . .       229.8       191.1
Other liabilities. . . . . . . . . . . . . . . . . . .       298.5       242.7
Separate account liabilities . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       492.6       377.8
Accumulated other comprehensive income . . . . . . . .        21.4        12.9
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,088.9       965.6
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



                                                   Years Ended December 31,
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Revenues
Premiums . . . . . . . . . . . . . . . . . . . .   $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product
 charges . . . . . . . . . . . . . . . . . . . .    356.0     365.4     337.1
Net investment income - Note 3 . . . . . . . . .    270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9. . . . . . . .    (20.8)     (9.0)    (10.6)
Other revenues . . . . . . . . . . . . . . . . .      1.3      24.0       0.2
                                                   ------    ------    ------
Total revenues . . . . . . . . . . . . . . . . .    665.1     667.5     568.7

Benefits and expenses
Benefits to policyholders. . . . . . . . . . . .    344.1     294.1     248.6
Other operating costs and expenses . . . . . . .     69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and
 9 . . . . . . . . . . . . . . . . . . . . . . .     60.0      67.1      34.0
Dividends to policyholders . . . . . . . . . . .     18.8      21.4      26.1
                                                   ------    ------    ------

Total benefits and expenses. . . . . . . . . . .    491.9     458.8     425.5
                                                   ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change. . . . . . . . . . . . . .    173.2     208.7     143.2

Income taxes - Note 5. . . . . . . . . . . . . .     58.4      62.2      43.8
                                                   ------    ------    ------

Income before cumulative effect of accounting
 change. . . . . . . . . . . . . . . . . . . . .    114.8     146.5      99.4

Cumulative effect of accounting change, net of
 tax . . . . . . . . . . . . . . . . . . . . . .       --      (1.6)       --
                                                   ------    ------    ------

Net income . . . . . . . . . . . . . . . . . . .   $114.8    $144.9    $ 99.4
                                                   ======    ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                       Accumulated
                                Additional                Other          Total
                        Common   Paid In    Retained  Comprehensive  Shareholder's   Outstanding
                        Stock    Capital    Earnings     Income         Equity         Shares
                        ------  ----------  --------  -------------  -------------  -------------
                                        (in millions, except for share amounts)

Balance at January 1,
 2000 . . . . . . . .    $2.5     $572.4     $133.5      $(13.4)       $  695.0         50.0

Comprehensive income:
Net income. . . . . .                          99.4                        99.4
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                      11.2            11.2
                                                                       --------
Comprehensive income                                                      110.6
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2000 . . . . . .    $2.5     $572.4     $232.9      $ (2.2)       $  805.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
Net income. . . . . .                         144.9                       144.9
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                       7.9             7.9
                                                                       --------
Comprehensive income.                                                     152.8
Change in accounting
 principle. . . . . .                                       7.2             7.2
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4     $377.8      $ 12.9        $  965.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
 Net income . . . . .                         114.8                       114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      10.0            10.0
 Cash Flow Hedges . .                                      (1.5)           (1.5)
                                                                       --------
Comprehensive income.                                                     123.3
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4     $492.6      $ 21.4        $1,088.9         50.0
                         ====     ======     ======      ======        ========         ====


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                Years Ended December 31,
                                               2002        2001        2000
                                             ----------  ----------  ----------
                                                      (in millions)
Cash flows from operating activities:
 Net income                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by
    operating activities:
    Amortization of discount - fixed
     maturities. . . . . . . . . . . . . .        (0.3)       (0.4)      (1.9)
    Net realized investment and other
     losses. . . . . . . . . . . . . . . .        20.8         9.0       10.6
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . .      (124.6)      (74.1)    (141.5)
    Depreciation and amortization. . . . .         1.3         0.3        1.9
    Increase in accrued investment income.        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and
     accounts receivable . . . . . . . . .         8.7        (5.5)       0.3
    (Increase) decrease in other assets and
     other liabilities, net. . . . . . . .       (28.0)     (159.2)      70.7
    (Decrease) increase in policy
     liabilities and accruals, net . . . .       (53.3)      289.1     (401.1)
    Increase in income taxes . . . . . . .        33.5       118.7       22.5
                                             ---------   ---------    -------
    Net cash (used in) provided by
     operating activities. . . . . . . . .       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale . .       460.2       184.6      194.6
   Equity securities available-for-sale. .         7.4         6.0        1.0
   Real estate . . . . . . . . . . . . . .         0.3         3.3        0.2
   Short-term investments and other
    invested assets                                 --          --        1.3
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity . . .         3.2         4.5       79.9
   Fixed maturities available-for-sale . .       155.7       180.4       91.5
   Short-term investments and other
    invested assets. . . . . . . . . . . .        24.9        46.5       10.1
   Mortgage loans on real estate . . . . .        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity . . .        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale . .    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale. .        (3.9)       (6.1)      (0.6)
   Real estate . . . . . . . . . . . . . .        (0.1)       (0.6)      (0.4)
   Short-term investments and other
    invested assets. . . . . . . . . . . .       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued. .      (170.4)      (85.0)    (100.5)
   Other, net. . . . . . . . . . . . . . .       (10.1)      (25.6)     (41.5)
                                             ---------   ---------    -------
    Net cash used in investing activities.   $  (693.0)  $  (782.6)   $(269.5)



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . .   $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . .     (415.2)    (914.2)     (430.7)
                                              --------   --------    --------
 Net cash provided by financing activities.      816.9      306.5       636.5
                                              --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . .       87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
 year . . . . . . . . . . . . . . . . . . .      115.4      277.3       259.6
                                              --------   --------    --------
Cash and cash equivalents at end of year. .   $  202.9   $  115.4    $  277.3
                                              ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies


Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers.
 Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.


Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included
in other invested assets.   Special purpose entities (SPEs) in which the Company
does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.


Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at a price of $17.00 per share.


Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.
When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses.
 When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses).
 Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.
  The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).


Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.


Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are
recorded as unearned revenue.   For non-participating term life insurance
products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.


Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.


Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.


Participating Insurance

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.


Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.


Foreign Currency Translation

Gains or losses on foreign currency transactions are reflected in earnings.


Cumulative Effect of Accounting Changes

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).


Recent Accounting Pronouncements


FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
 Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation.
 DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
  Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them.
 The Company also estimates that none of its relationships with VIEs are significant to the Company.


SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.


Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.


SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.


SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.


Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.


Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.


Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.


Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:



                                                    Years Ended December 31,
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . . . . .   $201.3   $160.1    $138.5
 Equity securities. . . . . . . . . . . . . . . .      0.1      0.3       0.2
 Mortgage loans on real estate. . . . . . . . . .     46.8     42.3      44.3
 Real estate. . . . . . . . . . . . . . . . . . .      4.5      2.3       4.1
 Policy loans . . . . . . . . . . . . . . . . . .     20.9     21.1      17.1
 Short-term investments . . . . . . . . . . . . .      1.6      6.3      19.4
 Other. . . . . . . . . . . . . . . . . . . . . .      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income. . . . . . . . . . . . .    277.7    235.7     224.7
   Less investment expenses . . . . . . . . . . .      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income . . . . . . . . . . . .   $270.1   $227.0    $213.4
                                                    ======   ======    ======

Net Realized Investment and other Gains (Losses),
 Net of Related Amortization of Deferred Policy
 Acquisition Costs
 Fixed maturities . . . . . . . . . . . . . . . .   $(39.9)  $(25.1)   $(16.0)
 Equity securities. . . . . . . . . . . . . . . .      2.5      3.8       0.8
 Mortgage loans on real estate and real estate. .      0.8     (1.2)     (2.3)
 Derivatives and other invested assets. . . . . .      8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . . . . .      7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs . . . . . . . . . . . . . . .   $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======



Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:



                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
Available-for-Sale:
 Corporate securities . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities . .      489.9       28.6      (14.1)        504.4
 Obligations of states and
  political subdivisions. . . .        6.2        0.3         --           6.5
 Debt securities issued by
  foreign governments . . . . .        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
 Total fixed maturities . . . .    2,949.3      158.5      (96.5)      3,011.3
 Equity securities. . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========





                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities . . . . .   $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities . .       18.7       0.2         1.0          17.9
                                  --------     -----       -----      --------
   Total fixed maturities
    held-to-maturity. . . . . .   $   83.7     $ 0.2       $ 1.8      $   82.1
                                  ========     =====       =====      ========
Available-for-Sale:
 Corporate securities . . . . .   $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities . .      296.7       6.3         4.7         298.3
 Obligations of states and
  political subdivisions. . . .        0.9        --          --           0.9
 Debt securities issued by
  foreign governments . . . . .        7.2       0.5          --           7.7
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .      219.6       1.1         5.9         214.8
                                  --------     -----       -----      --------
 Total. . . . . . . . . . . . .    2,391.9      75.4        54.8       2,412.5
 Equity securities. . . . . . .       12.1       1.5         0.5          13.1
                                  --------     -----       -----      --------
   Total. . . . . . . . . . . .   $2,404.0     $76.9       $55.3      $2,425.6
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:



                                                         Amortized      Fair
                                                            Cost       Value
                                                         ----------  ----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .    $    2.3    $    2.3
Due after one year through five years. . . . . . . . .         2.8         2.9
Due after five years through ten years . . . . . . . .        15.6        15.6
Due after ten years. . . . . . . . . . . . . . . . . .        52.1        51.4
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .        11.0        11.1
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $   83.8    $   83.3
                                                          ========    ========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .    $  146.0    $  148.0
Due after one year through five years. . . . . . . . .       868.7       892.8
Due after five years through ten years . . . . . . . .       969.3       989.5
Due after ten years. . . . . . . . . . . . . . . . . .       475.4       476.6
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .       489.9       504.4
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $2,949.3    $3,011.3
                                                          ========    ========



Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.



                                Balance at                          Balance at
                                Beginning                              End
                                 of Year    Additions  Deductions    of Year
                                ----------  ---------  ----------  ------------
                                                (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate     $5.5         --        $2.6         $2.9
 Real estate to be disposed of      0.8         --         0.8           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                   ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====



At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:



                                                               December 31,
                                                               2002     2001
                                                             --------  --------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .      --      $ 2.4
Provision for losses . . . . . . . . . . . . . . . . . . .      --       (1.2)
                                                                -       -----
Net impaired mortgage loans on real estate . . . . . . . .      --      $ 1.2
                                                                =       =====



The average investment in impaired loans and the interest income recognized on impaired loans were as follows:



                                                    Years Ended December 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Average recorded investment in impaired loans. .     $1.2      $3.3      $2.1
Interest income recognized on impaired loans . .       --       0.5       0.3



The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and
$3.3 million as of December 31, 2001.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .     $0.3      $0.4      $0.2
Actual . . . . . . . . . . . . . . . . . . . . .      0.2       0.4       0.2



At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:



                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .      $109.8      East North Central . .       $ 80.2
Hotels. . . . . . . .        24.7      East South Central . .         26.1
Industrial. . . . . .        84.4      Middle Atlantic. . . .         62.3
Office buildings  . .       179.0      Mountain . . . . . . .         42.8
Retail. . . . . . . .        76.9      New England. . . . . .         46.6
Mixed Use . . . . . .          --      Pacific. . . . . . . .        135.5
Agricultural. . . . .        11.4      South Atlantic . . . .        186.3
Other . . . . . . . .       174.0      West North Central . .         23.9
                             11.1      West South Central . .         64.4
                                       Canada/Other . . . . .          3.2
Allowance for losses.        (2.9)     Allowance for losses .         (2.9)
                           ------                                   ------
Total . . . . . . . .      $668.4      Total. . . . . . . . .       $668.4
                           ======                                   ======



Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.


Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.


Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.


Cash Flow Hedges

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.


Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:



                                                      Year Ended December 31,
                                                      ------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .   $ (9.8)   $30.1    $15.2
 Foreign. . . . . . . . . . . . . . . . . . . . . .     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes . . . . . . . . . . . . . . . .   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====



A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:



                                                    Year Ended December 31,
                                                   ------------------------
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Tax at 35% . . . . . . . . . . . . . . . . . . .    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax . . . . . . . . . . . . . . . .       --     (9.0)     (5.6)
 Prior years taxes . . . . . . . . . . . . . . .      2.2      2.1        --
 Tax credits . . . . . . . . . . . . . . . . . .     (0.8)    (0.4)     (0.6)
 Foreign taxes . . . . . . . . . . . . . . . . .      0.2       --       0.6
 Tax exempt investment income. . . . . . . . . .     (3.6)    (5.6)     (0.7)
 Other . . . . . . . . . . . . . . . . . . . . .     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes. . . . . . . . . . . . . .    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:



                                                               December 31,
                                                               2002      2001
                                                              -------  --------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments . . . . . . . . . . . . . . . .   $250.0    $238.1
 Other employee benefits. . . . . . . . . . . . . . . . . .     20.2      20.1
 Book over tax basis of investments . . . . . . . . . . . .     12.0      12.0
                                                              ------    ------
   Total deferred tax assets. . . . . . . . . . . . . . . .    282.2     270.2
                                                              ------    ------
Deferred tax liabilities:
 Deferred policy acquisition costs. . . . . . . . . . . . .    419.5     373.7
 Depreciation . . . . . . . . . . . . . . . . . . . . . . .      2.1       2.1
 Basis in partnerships. . . . . . . . . . . . . . . . . . .       --       0.6
 Market discount on bonds . . . . . . . . . . . . . . . . .      2.9       1.2
 Lease income . . . . . . . . . . . . . . . . . . . . . . .     71.5      47.0
 Unrealized gains . . . . . . . . . . . . . . . . . . . . .     12.8       6.8
 Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     10.6        --
                                                              ------    ------
   Total deferred tax liabilities . . . . . . . . . . . . .    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities . . . . . . . . . . . . . .   $237.2    $161.2
                                                              ======    ======



The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.


Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:



                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  Premiums           Premiums            Premiums
                        Written    Earned   Written   Earned   Written    Earned
                        --------  --------  -------  --------  -------  ----------
                                             (in millions)
Life Insurance:
 Direct . . . . . . .   $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded. . . . . . . .    (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums. . . . .   $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====



For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Commitments and Contingencies


Commitments

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.


Contingencies


Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998.
 The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date.
 Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.


Modal Premium

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement.
 In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.


Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:



                                                       Net
                                                   Accumulated    Accumulated
                                          Net         Gain           Other
                                       Unrealized    (Loss)      Comprehensive
                                          Gain       on Cash        Income
                                         (Loss)    Flow Hedges     (Losses)
                                       ----------  -----------  ---------------
                                                   (in millions)
Balance at January 1, 2000 . . . . .    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million) . . . . . . . . . . .      18.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)     (2.9)         --            (2.9)
    Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $2.1 million)      (3.9)         --            (3.9)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      11.2          --            11.2
                                        ------       -----          ------
Balance at December 31, 2000 . . . .    $ (2.2)         --          $ (2.2)
                                        ======       =====          ======

Balance at January 1, 2001 . . . . .    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million) . . . . . . . . . . .      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)      2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)      (6.0)         --            (6.0)
                                        ------       -----          ------
Net unrealized gains (losses). . . .       7.9          --             7.9
Change in accounting principle . . .       7.2          --             7.2
                                        ------       -----          ------
Balance at December 31, 2001 . . . .    $ 12.9          --          $ 12.9
                                        ======       =====          ======

Balance at January 1, 2002 . . . . .    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million). . . . . . . . . . .      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million). . . . . . . . . .      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)     (12.5)         --           (12.5)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million). . . .        --       $(1.5)           (1.5)
                                        ------       -----          ------
Balance at December 31, 2002 . . . .    $ 22.9       $(1.5)         $ 21.4
                                        ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:



                                                      2002     2001     2000
                                                     -------  -------  --------
                                                          (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities. . . . . . . . . . . . . . . .   $ 62.0   $ 20.6    ($7.0)
   Equity investments. . . . . . . . . . . . . . .      0.8      1.0      1.0
   Derivatives and other . . . . . . . . . . . . .     (0.9)     5.2      0.3
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present value
  of future profits. . . . . . . . . . . . . . . .    (26.2)    (7.1)     2.1
 Deferred federal income taxes . . . . . . . . . .    (12.8)    (6.8)     1.4
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .    (39.0)   (13.9)     3.5
                                                     ------   ------    -----
Net unrealized investment gains (losses) . . . . .   $ 22.9   $ 12.9    ($2.2)
                                                     ======   ======    =====



(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.



                                                       2002     2001     2000
                                                      -------  ------  --------
                                                           (in millions)
Statutory net income. . . . . . . . . . . . . . . .   $ 61.4   $ 13.1   $ 26.6
Statutory surplus . . . . . . . . . . . . . . . . .    682.3    647.0    527.2



Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:



                                                        Asset
Year ended December 31, 2002              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenue from external customers. . . .   $   384.2   $   31.6     $   415.8
 Net investment income. . . . . . . . .       266.8        3.3         270.1
                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                          =========   ========     =========
Net Income:
 Segment after-tax operating income . .       140.2       (8.1)        132.1
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
 Class action lawsuit . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . .         0.3         --           0.3
                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                          =========   ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $     4.2   $     --     $     4.2
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        28.8       31.2          60.0
 Income tax expense . . . . . . . . . .        65.3       (6.9)         58.4
 Segment assets . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .         7.5         --           7.5
                                          ---------   --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (20.4)      (0.4)        (20.8)
 Less income tax effect . . . . . . . .         7.5        0.2           7.7
                                          ----------  ---------  ------------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (12.9)  $   (0.2)    $   (13.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2001              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenues from external customers . . .   $  385.1    $   64.4     $   449.5
 Net investment income. . . . . . . . .      229.2        (2.2)        227.0
                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax. . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax. . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2000              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
Revenues:
 Revenues from external customers . . .   $  314.9    $   51.0     $   365.9
 Net investment income. . . . . . . . .      215.9        (2.5)        213.4
 Segment revenues . . . . . . . . . . .   $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .       96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .       (6.8)         --          (6.8)
 Surplus tax. . . . . . . . . . . . . .        5.4         0.2           5.6
 Other demutualization related costs. .       (0.5)       (0.1)         (0.6)
 Restructuring charges. . . . . . . . .       (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       17.6        16.4          34.0
 Income tax expense . . . . . . . . . .       40.7         3.1          43.8
 Segment assets . . . . . . . . . . . .   $9,326.9    $2,867.8     $12,194.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  losses. . . . . . . . . . . . . . . .   $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating .   $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------



The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.


Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:



                                                    December 31,
                                       --------------------------------------
                                              2002                2001
                                       ------------------  ------------------
                                       Carrying    Fair    Carrying     Fair
                                        Value     Value     Value      Value
                                       --------  --------  --------  ----------
                                                   (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . . . . .   $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale. . . . . . . .    3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale. . . . . . . .       11.9      11.9      13.1       13.1
 Mortgage loans on real estate . . .      668.4     718.8     580.9      604.3
 Policy loans. . . . . . . . . . . .      359.4     359.4     352.0      352.0
 Short-term investments. . . . . . .        0.1       0.1        --         --
 Cash and cash equivalents . . . . .      202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements . . .        3.7       3.7       8.8        8.8
 Interest rate cap agreements. . . .        1.4       1.4       3.5        3.5
 Interest rate floor agreements. . .       14.2      14.2       4.5        4.5
 Currency rate swap agreements . . .         --        --       0.4        0.4
 Equity collar agreements. . . . . .        0.3       0.3       0.8        0.8
Liabilities:
 Fixed rate deferred and immediate
  annuities. . . . . . . . . . . . .   $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements . . .       59.0      59.0      13.2       13.2
 Currency rate swap agreements . . .         --        --       0.1        0.1
Commitments. . . . . . . . . . . . .         --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.



                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)

December 31, 2002
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .       $25.0         $(19.0)          $6.0
December 31, 2001
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        25.0          (17.8)           7.2





                                           For the Years Ended December 31,
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
VOBA amortization, net of tax of $0.4
 million,  $0.6 million and $0.5
 million, respectively. . . . . . . . .       $0.7         $1.0        $0.9





                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $0.3         $0.5
2004 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.5
2005 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2006 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:



                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2001 . . . .     $11.6         --         $11.6
Amortization and other changes during
 2001:
 Amortization . . . . . . . . . . . . .      (1.6)        --          (1.6)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2001 . . .     $ 7.2         --         $ 7.2
                                            =====         =          =====





                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====

               Report of Ernst & Young LLP, Independent Auditors


To the Policyholders of
John Hancock Variable Life Account U of the
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein.
 These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 6, 2003

                      John Hancock Variable Life Account U

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                    International
                         Large Cap       Active        Equity       Small Cap      Global
                           Growth         Bond          Index        Growth       Balanced
                         Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                         ----------    ----------   -------------  ----------    ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $ 80,881,650  $260,786,552   $15,581,896   $10,586,348   $1,452,664
Policy loans and
 accrued interest . .     21,221,271    65,499,360     2,927,255            --           --
Receivable from
 portfolio/JHLICO . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total assets. . . . .    102,102,921   326,285,912    18,509,151    10,586,348    1,452,664
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total liabilities . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
                        $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Net assets:
In accumulation . . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ------------  ------------   -----------   -----------   ----------
Total net assets. . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Units outstanding . .        218,067       517,887       233,459     1,024,562      137,701
                        ============  ============   ===========   ===========   ==========
Unit value (in
 accumulation). . . .   $     468.22  $     630.03   $     79.28   $     10.33   $    10.55
                        ============  ============   ===========   ===========   ==========



                           Multi        Large                    Small/Mid       Real
                            Cap          Cap         Money          Cap         Estate
                          Growth        Value        Market       Growth        Equity
                        Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
                        ----------   ----------    ----------   ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $14,413,320  $19,253,268  $ 93,736,265  $12,153,878   $19,188,623
Policy loans and
 accrued interest . .            --           --    16,059,311           --     3,136,923
Receivable from
 portfolio/JHLICO . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total assets. . . . .    14,413,320   19,253,268   109,795,576   12,153,878    22,325,546
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total liabilities . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
                        $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Net assets:
In accumulation . . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        -----------  -----------  ------------  -----------   -----------
Total net assets. . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Units outstanding . .     1,493,320    1,204,247     2,431,692      700,636       604,393
                        ===========  ===========  ============  ===========   ===========
Unit value (in
 accumulation). . . .   $      9.65  $     15.99  $      45.34  $     17.35   $     36.94
                        ===========  ===========  ============  ===========   ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                          Growth &                  Short-Term  Small Cap    International
                           Income       Managed        Bond       Equity     Opportunities
                         Subaccount    Subaccount   Subaccount  Subaccount    Subaccount
                        ------------  ------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $559,852,198  $315,885,164  $5,330,723  $4,563,779    $4,509,379
Policy loans and
 accrued interest . .    181,898,660    84,577,767          --          --            --
Receivable from
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total assets. . . . .    741,750,858   400,462,931   5,330,723   4,563,779     4,509,379
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total liabilities . .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
                        $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Net assets:
In accumulation . . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ------------  ------------  ----------  ----------    ----------
Total net assets. . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Units outstanding . .        147,706     1,520,148     329,065     594,627       509,146
                        ============  ============  ==========  ==========    ==========
Unit value (in
 accumulation). . . .   $   5,021.81  $     263.44  $    16.20  $     7.68    $     8.86
                        ============  ============  ==========  ==========    ==========



                                                                     Emerging
                                            Equity       Global      Markets
                                             Index        Bond        Equity
                                          Subaccount   Subaccount   Subaccount
                                          -----------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
Policy loans and accrued interest . . .            --          --           --
Receivable from portfolio/JHLICO. . . .            --          --           --
                                          -----------  ----------   ----------
Total assets. . . . . . . . . . . . . .    31.452,857   3,833,234    1,942,425
Liabilities
Payable to portfolio/JHVLICO. . . . . .            --          --           --
                                          -----------  ----------   ----------
Total liabilities . . . . . . . . . . .            --          --           --
                                          -----------  ----------   ----------
                                          $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Net assets:
In accumulation . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          -----------  ----------   ----------
Total net assets. . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Units outstanding . . . . . . . . . . .     2.200,863     242,670      284,556
                                          ===========  ==========   ==========
Unit value (in accumulation). . . . . .   $     14.29  $    15.80   $     6.83
                                          ===========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                      High       Turner        Brandes
                           Bond     Small/Mid Cap    Yield        Core      International
                          Index         CORE          Bond       Growth        Equity
                        Subaccount   Subaccount    Subaccount  Subaccount    Subaccount
                        ----------  -------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $7,285,835   $2,480,399    $2.903,381   $     --      $     --
Outside Trust, at
 value. . . . . . . .           --           --            --    248,441       691,651
Receivable from
 portfolio/JHLICO . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total assets. . . . .    7,285,835    2,480,399     2,903,381    248,441       691,651
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total liabilities . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
                        $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ==========    ==========   ========      ========
Net assets:
In accumulation . . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ----------    ----------   --------      --------
Total net assets. . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ==========   ==========    ==========   ========      ========
Units outstanding . .      531,588      258,897       332,426     19,180        53,002
                        ==========   ==========    ==========   ========      ========
Unit value (in
 accumulation). . . .   $    13.71   $     9.58    $     8.73   $  12.95      $  13.05
                        ==========   ==========    ==========   ========      ========



                          Frontier     Clifton    Large Cap                  AIM V.I.
                          Capital      Enhanced   Aggessive   Fundamental    Premier
                        Appreciation  US Equity     Growth      Growth        Equity
                         Subaccount   Subaccount  Subaccount  Subaccount    Subaccount
                        ------------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .     $     --     $     --    $341,428    $356,004     $       --
Outside Trust, at
 value. . . . . . . .      951,869      135,794          --          --      1,254,788
Receivable from
 portfolio/JHLICO . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total assets. . . . .      951,869      135,794     341,428     356,004      1,254,788
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total liabilities . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
                          $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Net assets:
In accumulation . . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          --------     --------    --------    --------     ----------
Total net assets. . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Units outstanding . .       56,765       17,738      59,739      50,276         60,529
                          ========     ========    ========    ========     ==========
Unit value (in
 accumulation). . . .     $  16.77     $   7.66    $   5.72    $   7.08     $    20.73
                          ========     ========    ========    ========     ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                         Fidelity    Fidelity   Janus Aspen  Janus Aspen    MFS New
                           VIP         VIP        Global      Worldwide    Discovery
                          Growth    Contrafund  Technology     Growth        Series
                        Subaccount  Subaccount  Subaccount   Subaccount    Subaccount
                        ----------  ----------  -----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
Receivable from
 portfolio/JHLICO . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total assets. . . . .    1,659,966   2,132,183    421,492      703,604       618,824
Liabilities
Payable to
 portfolio/JHVLICO. .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total liabilities . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
                        $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Net assets:
In accumulation . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ----------  ----------   --------     --------      --------
Total net assets. . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Units outstanding . .       33,460      84,932    168,083      146,517        54,887
                        ==========  ==========   ========     ========      ========
Unit value (in
 accumulation). . . .   $    49.61  $    25.10   $   2.51     $   4.80      $  11.27
                        ==========  ==========   ========     ========      ========


                                                          V.A.         V.A
                                          Templeton     Relative    Financial
                                        International    Value      Industries
                                         Subaccount    Subaccount   Subaccount
                                        -------------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Declaration Trust, at
 value. . . . . . . . . . . . . . . .      $    --      $314,857     $497,342
Outside Trust, at value . . . . . . .       98,334            --           --
Receivable from portfolio/JHLICO. . .           --            --           --
                                           -------      --------     --------
Total assets. . . . . . . . . . . . .       98,334       314,857      497,342
Liabilities
Payable to portfolio/JHVLICO. . . . .           --            --           --
                                           -------      --------     --------
Total liabilities . . . . . . . . . .           --            --           --
                                           -------      --------     --------
                                           $98,334      $314,857     $497,342
                                           =======      ========     ========
Net assets:
In accumulation . . . . . . . . . . .      $98,334      $314,857     $497,342
                                           -------      --------     --------
Total net assets. . . . . . . . . . .      $98,334      $314,857     $497,342
                                           =======      ========     ========
Units outstanding . . . . . . . . . .        5,716        30,818       39,498
                                           =======      ========     ========
Unit value (in accumulation). . . . .      $ 17.20      $  10.22     $  12.59
                                           =======      ========     ========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                           V.A.       Health
                        Strategic    Sciences   Large Cap   Fundamental   Small Cap
                          Income       Fund     Value CORE     Value        Value
                        Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                        ----------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock
 Declaration Trust, at
 value. . . . . . . .    $277,302    $     --    $     --   $       --    $       --
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .          --     753,943     452,738    7,196,883     3,077,646
Receivable from
 portfolio/JHLICO . .          49          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total assets. . . . .     277,351     753,943     452,738    7,196,883     3,077,646
Liabilities
Payable to
 portfolio/JHVLICO. .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total liabilities . .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
                         $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Net assets:
In accumulation . . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         --------    --------    --------   ----------    ----------
Total net assets. . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Units outstanding . .      18,630      96,012      53,380      587,230       195,859
                         ========    ========    ========   ==========    ==========
Unit value (in
 accumulation). . . .    $  14.89    $   7.85    $   8.48   $    12.26    $    15.71
                         ========    ========    ========   ==========    ==========



                         AIM V.I.   MFS Investors  MFS Research   AIM V.I. Capital
                          Growth    Growth Stock      Series        Development
                        Subaccount   Subaccount     Subaccount       Subaccount
                        ----------  -------------  ------------  ------------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .    $167,619     $300,587       $178,476         $64,142
Receivable from
 portfolio/JHLICO . .          --           --             --              --
                         --------     --------       --------         -------
Total assets. . . . .     167,619      300,587        178,476          64,142
Liabilities
Payable to
 portfolio/JHVLICO. .          --           --             --              --
                         --------     --------       --------         -------
Total liabilities . .          --           --             --              --
                         --------     --------       --------         -------
                         $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Net assets:
In accumulation . . .    $167,619     $300,587       $178,476         $64,142
                         --------     --------       --------         -------
Total net assets. . .    $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Units outstanding . .      11,690       41,622         12,670           8,538
                         ========     ========       ========         =======
Unit value (in
 accumulation). . . .    $  14.34     $   7.22       $  14.09         $  7.51
                         ========     ========       ========         =======



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                                     Fidelity
                                                          CSI         VIP II
                                                         Equity      Overseas
                                                       Subaccount   Subaccount
                                                       ----------  ------------
Assets
Investment in shares of portfolios of:
Outside Trust, at value. . . . . . . . . . . . . . .   $1,915,313    $67,597
Receivable from portfolio/JHVLICO. . . . . . . . . .           --         --
                                                       ----------    -------
Total assets . . . . . . . . . . . . . . . . . . . .    1,915,313     67,597
Liabilities
Payable to portfolio/JHVLICO . . . . . . . . . . . .           --         --
                                                       ----------    -------
Total liabilities. . . . . . . . . . . . . . . . . .           --         --
                                                       ----------    -------
                                                       $1,915,313    $67,597
                                                       ==========    =======
Net assets:
In accumulation. . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ----------    -------
Total net assets . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ==========    =======
Units outstanding. . . . . . . . . . . . . . . . . .      192,881      3,504
                                                       ==========    =======
Unit value (in accumulation) . . . . . . . . . . . .   $     9.93    $ 19.29
                                                       ==========    =======



See accompanying notes.

                      John Hancock Variable Life Account U

                            Statements of Operations

                        For the years ended December 31,


                                                     Large Cap Growth                             Active Bond
                                                        Subaccount                                Subaccount
                                        ------------------------------------------   --------------------------------------
                                            2002           2001           2000          2002          2001          2000
                                        -------------  -------------  -------------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .   $    307,274   $    215,685   $ 21,798,840   $13,179,657   $14,709,310   $15,313,198
 Interest on policy loans . . . . . .      1,588,443      1,732,312      1,608,804     4,770,547     4,683,009     4,341,054
                                        ------------   ------------   ------------   -----------   -----------   -----------
Total investment income . . . . . . .      1,895,717      1,947,997     23,407,644    17,950,204    19,392,319    19,654,252
Expenses:
 Mortality and expense risk . . . . .        635,299        772,251      1,025,547     1,118,199     1,083,905     1,538,692
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net investment income . . . . . . . .      1,260,418      1,175,746     22,382,097    16,832,005    18,308,414    18,115,560
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .     (3,483,575)       122,209      6,354,615      (668,042)      254,697       234,368
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .             --             --             --       706,411            --            --
                                        ------------   ------------   ------------   -----------   -----------   -----------
Realized gains (losses) . . . . . . .     (3,483,575)       122,209      6,354,615        38,369       254,697       234,368
Change in unrealized appreciation
 (depreciation) during the year . . .    (27,948,617)   (24,654,732)   (58,311,265)    4,585,994     2,474,513     7,954,643
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(30,171,774)  $(23,356,777)  $(29,574,553)  $21,456,368   $21,037,534   $26,304,571
                                        ============   ============   ============   ===========   ===========   ===========


See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                  International Equity Index                     Small Cap Growth
                                                          Subaccount                                Subaccount
                                            ---------------------------------------   ---------------------------------------
                                               2002          2001          2000          2002          2001           2000
                                            ------------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $   315,401   $   309,473   $ 1,214,298   $        --   $        --    $ 1,131,699
 Interest on policy loans . . . . . . . .       212,223       225,868       219,642            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total investment income . . . . . . . . .       527,624       535,341     1,433,940            --            --      1,131,699
Expenses:
 Mortality and expense risk . . . . . . .       108,622       124,010       177,404        57,096        62,004         81,409
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net investment income (loss). . . . . . .       419,002       411,331     1,256,536       (57,096)      (62,004)     1,050,290
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (3,683,780)   (1,233,213)      527,088    (3,500,804)   (3,273,803)     2,288,594
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .            --         2,355            --            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses) . . . . . . . . .    (3,683,780)   (1,230,858)      527,088    (3,500,804)   (3,273,803)     2,288,594
Change in unrealized appreciation
 (depreciation) during the year . . . . .       767,757    (3,559,869)   (7,357,143)     (709,719)    1,819,951     (6,989,013)
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(2,497,021)  $(4,379,396)  $(5,573,519)  $(4,267,619)  $(1,515,856)   $(3,650,129)
                                            ===========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                Global Balanced                        Multi Cap Growth
                                   Subaccount                             Subaccount
                        --------------------------------   ----------------------------------------
                          2002       2001        2000         2002          2001            2000
                        ---------  ----------  ----------  ------------  ------------  ---------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 15,563   $  12,566   $  46,847   $        --   $        --    $  3,159,846
 Interest on policy
  loans . . . . . . .         --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Total investment
 income . . . . . . .     15,563      12,566      46,847            --            --       3,159,846
Expenses:
 Mortality and expense
  risk. . . . . . . .      5,325       5,525       5,955        70,941        90,412         146,991
                        --------   ---------   ---------   -----------   -----------    ------------
Net investment income
 (loss) . . . . . . .     10,238       7,041      40,892       (70,941)      (90,412)      3,012,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Realized gains
 (losses) . . . . . .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (24,573)     20,142    (129,800)    3,601,741      (447,654)    (17,335,527)
                        --------   ---------   ---------   -----------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .   $(74,171)  $ (82,385)  $(103,941)  $(6,216,895)  $(8,080,025)   $(11,125,815)
                        ========   =========   =========   ===========   ===========    ============


                                  Large Cap Value                        Money Market
                                    Subaccount                            Subaccount
                        ------------------------------------  ----------------------------------
                           2002         2001         2000        2002        2001         2000
                        ------------  ----------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   312,730   $ 190,984   $  566,072  $1,254,397  $2,724,130   $3,772,237
 Interest on policy
  loans . . . . . . .            --          --           --   1,092,672   1,043,435    1,003,512
                        -----------   ---------   ----------  ----------  ----------   ----------
Total investment
 income . . . . . . .       312,730     190,984      566,072   2,347,069   3,767,565    4,775,749
Expenses:
 Mortality and expense
  risk. . . . . . . .        74,992      63,477       62,777     463,973     450,313      420,783
                        -----------   ---------   ----------  ----------  ----------   ----------
Net investment income       237,738     127,507      503,295   1,883,096   3,317,252    4,354,966
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (517,347)    215,945      126,864          --          --           --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio      268,137     207,817           --          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Realized gains
 (losses) . . . . . .      (249,210)    423,762      126,864          --          --           --
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (2,804,440)   (350,171)     660,671          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(2,815,912)  $ 201,098   $1,290,830  $1,883,096  $3,317,252   $4,354,966
                        ===========   =========   ==========  ==========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                 Small/Mid Cap Growth                     Real Estate Equity
                                                      Subaccount                              Subaccount
                                         -------------------------------------   -------------------------------------
                                            2002          2001         2000         2002          2001          2000
                                         ------------  -----------  -----------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $        --   $       --   $1,332,009   $   844,590   $  612,991    $1,252,411
 Interest on policy loans. . . . . . .            --           --           --       208,211      173,091       145,455
                                         -----------   ----------   ----------   -----------   ----------    ----------
Total investment income. . . . . . . .            --           --    1,332,009     1,052,801      786,082     1,397,866
Expenses:
 Mortality and expense risk. . . . . .        70,121       73,257       75,233       111,750       89,641        84,516
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net investment income (loss) . . . . .       (70,121)     (73,257)   1,256,776       941,051      696,441     1,313,350
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (1,258,976)    (981,468)    (293,946)      (87,516)     556,692      (982,035)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .       148,743           --           --       481,761      474,775            --
                                         -----------   ----------   ----------   -----------   ----------    ----------
Realized gains (losses). . . . . . . .    (1,110,233)    (981,468)    (293,946)      394,245    1,031,467      (982,035)
Change in unrealized appreciation
 (depreciation) during the year. . . .    (2,069,214)   1,362,634       32,687    (1,152,012)    (743,344)    3,101,113
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(3,249,568)  $  307,909   $  995,517   $   183,284   $  984,564    $3,432,428
                                         ===========   ==========   ==========   ===========   ==========    ==========


See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                Growth & Income                                   Managed
                                                  Subaccount                                     Subaccount
                                 ---------------------------------------------   ------------------------------------------
                                     2002            2001            2000            2002           2001            2000
                                 --------------  --------------  --------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio . . . .   $   4,682,295   $   3,764,101   $ 168,501,199   $  6,051,150   $  7,964,491    $ 43,384,453
 Interest on policy loans. . .      13,800,389      14,623,249      14,341,628      6,094,516      6,348,980       5,738,215
                                 -------------   -------------   -------------   ------------   ------------    ------------
Total investment income. . . .      18,482,684      18,387,350     182,842,827     12,145,666     14,313,471      49,122,668
Expenses:
 Mortality and expense risk. .       2,976,413       3,388,451       6,264,243      2,310,926      2,551,441       2,689,090
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net investment income. . . . .      15,506,271      14,998,899     176,578,584      9,834,740     11,762,030      46,433,578
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares . .      (5,589,186)      7,486,424      29,822,980      1,133,382      5,262,599       6,751,143
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . .              --              --              --             --      1,933,616              --
                                 -------------   -------------   -------------   ------------   ------------    ------------
Realized gains (losses). . . .      (5,589,186)      7,486,424      29,822,980      1,133,382      7,196,215       6,751,143
Change in unrealized
 depreciation during the year.    (160,401,640)   (148,114,482)   (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .   $(150,484,555)  $(125,629,159)  $(128,526,693)  $(45,091,863)  $ (7,313,303)   $  3,100,724
                                 =============   =============   =============   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                               Short-Term Bond                  Small Cap Equity
                                 Subaccount                        Subaccount
                        ----------------------------   -----------------------------------
                          2002      2001      2000        2002         2001         2000
                        --------  --------  ---------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $180,867  $115,661  $ 67,797   $     9,781   $   2,608    $ 274,220
                        --------  --------  --------   -----------   ---------    ---------
Total investment
 income . . . . . . .    180,867   115,661    67,797         9,781       2,608      274,220
Expenses:
 Mortality and expense
  risk. . . . . . . .     12,633     9,963     6,381        21,949      20,054       26,554
                        --------  --------  --------   -----------   ---------    ---------
Net investment income
 (loss) . . . . . . .    168,234   105,698    61,416       (12,168)    (17,446)     247,666
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     31,138    13,263   (16,575)     (369,248)   (965,308)    (493,450)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     5,231        --        --            --          --           --
                        --------  --------  --------   -----------   ---------    ---------
Realized gains
 (losses) . . . . . .     36,369    13,263   (16,575)     (369,248)   (965,308)    (493,450)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     21,049    23,040    35,100    (1,139,672)    833,167     (206,562)
                        --------  --------  --------   -----------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $225,652  $142,001  $ 79,941   $(1,521,088)  $(149,587)   $(452,346)
                        ========  ========  ========   ===========   =========    =========


                                              International Opportunities                     Equity Index
                                                      Subaccount                               Subaccount
                                         -------------------------------------   ---------------------------------------
                                           2002         2001          2000          2002          2001           2000
                                         ----------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $  31,860   $    36,326   $   305,866   $   440,618   $   322,638    $ 1,338,163
                                         ---------   -----------   -----------   -----------   -----------    -----------
Total investment income. . . . . . . .      31,860        36,326       305,866       440,618       322,638      1,338,163
Expenses:
 Mortality and expense risk. . . . . .      23,540        25,702        34,912       132,065       145,488        149,460
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net investment income. . . . . . . . .       8,320        10,624       270,954       308,553       177,150      1,188,703
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (519,721)   (1,827,992)      116,886    (1,570,811)      699,429        946,085
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .          --            --            --        38,720       949,581             --
                                         ---------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .    (519,721)   (1,827,992)      116,886    (1,532,091)    1,649,010        946,085
Change in unrealized appreciation
 (depreciation) during the year. . . .    (265,923)      631,002    (1,564,313)   (6,970,683)   (5,391,314)    (4,757,606)
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(777,324)  $(1,186,366)  $(1,176,473)  $(8,194,221)  $(3,565,154)   $(2,622,818)
                                         =========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                  Global Bond                 Emerging Markets Equity
                                  Subaccount                        Subaccount
                        ------------------------------   ---------------------------------
                          2002      2001        2000       2002        2001         2000
                        --------  ----------  ---------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $139,083  $  91,109   $108,920   $   4,452   $   3,632    $  93,492
                        --------  ---------   --------   ---------   ---------    ---------
Total investment
 income . . . . . . .    139,083     91,109    108,920       4,452       3,632       93,492
Expenses:
 Mortality and expense
  risk. . . . . . . .     14,308     11,401      9,893       8,113       6,658        6,624
                        --------  ---------   --------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .    124,775     79,708     99,027      (3,661)     (3,026)      86,868
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     28,731    (18,675)   (44,965)       (970)   (350,867)    (444,667)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    28,516         --         --          --          --           --
                        --------  ---------   --------   ---------   ---------    ---------
Realized gains
 (losses) . . . . . .     57,247    (18,675)   (44,965)       (970)   (350,867)    (444,667)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    300,437   (112,702)   134,921    (116,112)    250,077     (303,818)
                        --------  ---------   --------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $482,459  $ (51,669)  $188,983   $(120,743)  $(103,816)   $(661,617)
                        ========  =========   ========   =========   =========    =========


                                 Bond Index                  Small/Mid Cap CORE
                                 Subaccount                      Subaccount
                        ----------------------------   -------------------------------
                          2002      2001      2000       2002        2001        2000
                        --------  ---------  --------  ----------  ---------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $292,920  $110,178   $53,609   $  10,927   $  3,830    $ 17,081
                        --------  --------   -------   ---------   --------    --------
Total investment
 income . . . . . . .    292,920   110,178    53,609      10,927      3,830      17,081
Expenses:
 Mortality and expense
  risk. . . . . . . .     11,745     7,046     4,506       5,732      2,553       1,144
                        --------  --------   -------   ---------   --------    --------
Net investment income    281,175   103,132    49,103       5,195      1,277      15,937
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     73,316    29,627    (7,112)   (143,875)   (52,457)     10,460
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    10,975     5,332        --          --         --          --
                        --------  --------   -------   ---------   --------    --------
Realized gains
 (losses) . . . . . .     84,291    34,959    (7,112)   (143,875)   (52,457)     10,460
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    165,447   (29,500)   49,798    (260,503)    88,695     (24,998)
                        --------  --------   -------   ---------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $530,913  $108,591   $91,789   $(399,183)  $ 37,515    $  1,399
                        ========  ========   =======   =========   ========    ========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                High Yield Bond                   Turner CORE Growth
                                   Subaccount                         Subaccount
                        --------------------------------   --------------------------------
                          2002        2001        2000       2002       2001         2000
                        ----------  ----------  ---------  ---------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 195,176   $  78,123   $ 24,017   $    652   $     313    $  55,829
                        ---------   ---------   --------   --------   ---------    ---------
Total investment
 income . . . . . . .     195,176      78,123     24,017        652         313       55,829
Expenses:
 Mortality and expense
  risk. . . . . . . .       6,311       3,321      1,530      1,541       1,894        2,974
                        ---------   ---------   --------   --------   ---------    ---------
Net investment income
 (loss) . . . . . . .     188,865      74,802     22,487       (889)     (1,581)      52,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --          --         --         --          --           --
                        ---------   ---------   --------   --------   ---------    ---------
Realized gains
 (losses) . . . . . .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     (86,607)     38,089    (40,003)   (53,031)    (22,334)    (208,949)
                        ---------   ---------   --------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $     (13)  $  (7,895)  $(29,619)  $(85,609)  $(101,104)   $ (54,067)
                        =========   =========   ========   ========   =========    =========


                          Brandes International Equity      Frontier Capital Appreciation
                                   Subaccount                        Subaccount
                        --------------------------------   -------------------------------
                          2002        2001        2000       2002       2001        2000
                        ----------  ----------  ---------  ----------  --------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   9,626   $   8,474   $ 60,386   $      --   $    --    $ 222,682
                        ---------   ---------   --------   ---------   -------    ---------
Total investment
 income . . . . . . .       9,626       8,474     60,386          --        --      222,682
Expenses:
 Mortality and expense
  risk. . . . . . . .       4,415       3,484      3,755       5,008     4,417        5,316
                        ---------   ---------   --------   ---------   -------    ---------
Net investment income
 (loss) . . . . . . .       5,211       4,990     56,631      (5,008)   (4,417)     217,366
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (52,147)     79,134     20,196    (151,692)   18,292      142,388
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     23,581      25,191         --          --     6,709           --
                        ---------   ---------   --------   ---------   -------    ---------
Realized gains
 (losses) . . . . . .     (28,566)    104,325     20,196    (151,692)   25,001      142,388
Change in unrealized
 depreciation during
 the year . . . . . .    (102,502)   (189,182)   (44,043)   (147,127)   (8,462)    (339,964)
                        ---------   ---------   --------   ---------   -------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(125,857)  $ (79,867)  $ 32,784   $(303,827)  $12,122    $  19,790
                        =========   =========   ========   =========   =======    =========



See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         Clifton Enhanced US Equity     Large Cap Aggressive Growth
                                 Subaccount                     Subaccount
                        ----------------------------   ----------------------------
                          2002      2001      2000       2002        2001       2000*
                        ---------  --------  --------  ----------  ---------  ---------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  5,532   $ 2,353   $ 2,267   $     --    $    --     $ 104
                        --------   -------   -------   --------    -------     -----
Total investment
 income . . . . . . .      5,532     2,353     2,267         --         --       104
Expenses:
 Mortality and expense
  risk. . . . . . . .        761       290       103         --         --        --
                        --------   -------   -------   --------    -------     -----
Net investment income      4,771     2,063     2,164         --         --       104
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --        --        --         --         --        --
                        --------   -------   -------   --------    -------     -----
Realized losses . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (42,474)   (8,459)   (3,480)   (74,021)     2,871        18
                        --------   -------   -------   --------    -------     -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(45,045)  $(7,486)  $(1,519)  $(89,646)   $(6,090)    $  17
                        ========   =======   =======   ========    =======     =====


                              Fundamental Growth           AIM V.I. Premier Equity
                                  Subaccount                      Subaccount
                        ------------------------------   ----------------------------
                          2002        2001      2000*      2002        2001      2000*
                        ----------  ---------  --------  ----------  ---------  --------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $     --   $ 9,207   $   4,994   $  1,133    $ 550
                        ---------   --------   -------   ---------   --------    -----
Total investment
 income . . . . . . .          --         --     9,207       4,994      1,133      550
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --       --
                        ---------   --------   -------   ---------   --------    -----
Net investment income          --         --     9,207       4,994      1,133      550
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (46,571)   (49,628)      (20)    (71,716)   (18,474)      (7)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --     17,192       --
                        ---------   --------   -------   ---------   --------    -----
Realized losses . . .     (46,571)   (49,628)      (20)    (71,716)    (1,282)      (7)
Change in unrealized
 depreciation during
 the year or period .     (73,130)   (10,636)   (8,739)   (357,636)   (19,270)    (709)
                        ---------   --------   -------   ---------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(119,701)  $(60,264)  $   448   $(424,358)  $(19,419)   $(166)
                        =========   ========   =======   =========   ========    =====



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                             Fidelity VIP Growth          Fidelity VIP Contrafund
                                  Subaccount                     Subaccount
                        ------------------------------   ---------------------------
                          2002        2001      2000*      2002       2001      2000*
                        ----------  ---------  --------  ----------  --------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   1,842   $     --   $    --   $   7,823   $   299    $ --
                        ---------   --------   -------   ---------   -------    ----
Total investment
 income . . . . . . .       1,842         --        --       7,823       299      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --        --      --
                        ---------   --------   -------   ---------   -------    ----
Net investment income       1,842         --        --       7,823       299      --
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .    (105,965)   (33,084)      (20)    (19,415)   (5,468)    (10)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --     10,290        --          --     1,195      --
                        ---------   --------   -------   ---------   -------    ----
Realized losses . . .    (105,965)   (22,794)      (20)    (19,415)   (4,273)    (10)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (464,001)    (2,000)   (1,647)   (166,387)   17,286      60
                        ---------   --------   -------   ---------   -------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(568,124)  $(24,794)  $(1,667)  $(177,979)  $13,312    $ 50
                        =========   ========   =======   =========   =======    ====


                        Janus Aspen Global Technology     Janus Aspen Worldwide Growth
                                  Subaccount                       Subaccount
                        ------------------------------   ------------------------------
                          2002        2001      2000*      2002        2001       2000*
                        ----------  ---------  --------  ----------  ---------  ----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $    978   $   161   $   4,234   $    721    $    11
                        ---------   --------   -------   ---------   --------    -------
Total investment
 income . . . . . . .          --        978       161       4,234        721         11
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Net investment income
 (loss) . . . . . . .          --        978       161       4,234        721         11
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Realized losses . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
Change in unrealized
 depreciation during
 the year or period .    (156,346)   (26,650)   (2,171)   (140,520)   (24,118)    (1,596)
                        ---------   --------   -------   ---------   --------    -------
Net decrease in net
 assets resulting from
 operations . . . . .   $(195,371)  $(38,772)  $(2,338)  $(182,571)  $(30,229)   $(1,888)
                        =========   ========   =======   =========   ========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         MFS New Discovery Series      Templeton International
                                Subaccount                    Subaccount
                        ---------------------------   ---------------------------
                          2002       2001     2000*     2002       2001      2000*
                        ----------  --------  ------  ---------  ---------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $ 4,478   $   1   $  1,465   $  2,295    $ --
                        ---------   -------   -----   --------   --------    ----
Total investment
 income . . . . . . .          --     4,478       1      1,465      2,295      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --        --      --         --         --       1
                        ---------   -------   -----   --------   --------    ----
Net investment income
 (loss) . . . . . . .          --     4,478       1      1,465      2,295      (1)
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (18,145)   (9,060)   (365)   (19,037)    (4,254)     --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --       177      --         --     18,052      --
                        ---------   -------   -----   --------   --------    ----
Realized gains
 (losses) . . . . . .     (18,145)   (8,883)   (365)   (19,037)    13,798      --
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (188,684)   18,620     (51)     6,539    (25,301)    298
                        ---------   -------   -----   --------   --------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(206,829)  $14,215   $(415)  $(11,033)  $ (9,208)   $297
                        =========   =======   =====   ========   ========    ====


                             V.A. Relative Value   V.A. Financial Industries
                                 Subaccount               Subaccount
                             ------------          --------------------------
                               2002       2001*        2002          2001*
                             ----------  --------  -------------  -------------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio. . . . . . . .   $   2,026   $   153     $  5,412        $  873
                             ---------   -------     --------        ------
Total investment income. .       2,026       153        5,412           873
Expenses:
 Mortality and expense risk         --        --           --            --
                             ---------   -------     --------        ------
Net investment income. . .       2,026       153        5,412           873
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . .     (14,558)   (6,956)     (19,341)         (310)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . .         921    13,135           --         4,784
                             ---------   -------     --------        ------
Realized gains (losses). .     (13,637)    6,179      (19,341)        4,474
Change in unrealized
 appreciation
 (depreciation) during the
 year or period. . . . . .    (152,654)   22,699      (70,398)         (697)
                             ---------   -------     --------        ------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $(164,265)  $29,031     $(84,327)       $4,650
                             =========   =======     ========        ======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                V.A. Strategic Income   Health Sciences Fund
                                     Subaccount              Subaccount
                                ----------------------  ---------------------
                                   2002        2001*       2002        2001*
                                -----------  ---------  -----------  ----------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $ 8,811      $ 764      $  1,833      $  --
                                 -------      -----      --------      -----
Total investment income . . .      8,811        764         1,833         --
Expenses:
 Mortality and expense risk .         --         --            --         --
                                 -------      -----      --------      -----
Net investment income . . . .      8,811        764         1,833         --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . .       (474)        (5)      (14,793)       (88)
 Distributions received from
  realized capital gains of
  the underlying portfolio. .         --         --            --         --
                                 -------      -----      --------      -----
Realized losses . . . . . . .       (474)        (5)      (14,793)       (88)
Change in unrealized
 appreciation (depreciation)
 during the year or period. .      5,115       (339)      (83,509)      (465)
                                 -------      -----      --------      -----
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $13,452      $ 420      $(96,469)     $(553)
                                 =======      =====      ========      =====



                                Large Cap Value CORE     Fundamental Value
                                     Subaccount              Subaccount
                                ---------------------   ---------------------
                                   2002       2001*        2002         2001*
                                -----------  ---------  ------------  ---------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $  4,502     $  149    $    96,682    $ 1,928
                                 --------     ------    -----------    -------
Total investment income . . .       4,502        149         96,682      1,928
Expenses:
 Mortality and expense risk .          --         --         37,385      1,319
                                 --------     ------    -----------    -------
Net investment income . . . .       4,502        149         59,297        609
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares  .     (18,489)      (115)      (494,204)     1,675
 Distributions received from
  realized capital gains of
  the underlying portfolio. .          --         --             --         --
                                 --------     ------    -----------    -------
Realized gains (losses) . . .     (18,489)      (115)      (494,204)     1,675
Change in unrealized
 appreciation (depreciation)
 during the year or period. .     (57,898)     2,071     (1,146,562)    48,877
                                 --------     ------    -----------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $(71,885)    $2,105    $(1,581,469)   $51,161
                                 ========     ======    ===========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                      Small Cap Value       AIM V.I. Growth
                                         Subaccount           Subaccount
                                    --------------------   -----------------
                                      2002       2001*       2002      2001*
                                    ----------  ---------  ---------  ---------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $  17,242   $  3,485   $     --    $  306
                                    ---------   --------   --------    ------
Total investment income . . . . .      17,242      3,485         --       306
Expenses:
 Mortality and expense risk . . .          --         --         --        --
                                    ---------   --------   --------    ------
Net investment income . . . . . .      17,242      3,485         --       306
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .       2,272    (10,861)    (5,706)     (465)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .      59,349      6,328         --        --
                                    ---------   --------   --------    ------
Realized gains (losses) . . . . .      61,621     (4,533)    (5,706)     (465)
Change in unrealized appreciation
 (depreciation) during the year or
 period . . . . . . . . . . . . .    (336,861)    81,499    (51,342)    3,097
                                    ---------   --------   --------    ------
Net increase (decrease) in net
 assets resulting from operations   $(257,998)  $ 80,451   $(57,048)   $2,938
                                    =========   ========   ========    ======



                            MFS Investors Growth Stock   MFS Research Series
                                    Subaccount               Subaccount
                            ---------------------------  --------------------
                                2002          2001*        2002        2001*
                            -------------  ------------  ----------  ----------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio . . . . . . .     $     --       $    --     $    278     $   --
                              --------       -------     --------     ------
Total investment income .           --            --          278         --
Expenses:
 Mortality and expense
  risk. . . . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Net investment income
 (loss) . . . . . . . . .           --            --          278         --
Realized gains (losses) on
 investments:
 Realized losses on sale
  of portfolio shares . .       (9,532)       (3,728)      (6,041)      (249)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Realized losses . . . . .       (9,532)       (3,728)      (6,041)      (249)
Change in unrealized
 appreciation
 (depreciation) during the
 year or period . . . . .      (41,640)        1,135      (25,716)     5,412
                              --------       -------     --------     ------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     $(51,172)      $(2,593)    $(31,479)    $5,163
                              ========       =======     ========     ======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                       For the periods ended December 31,


                                  AIM VI Capital     CSI       Fidelity VIP II
                                   Development      Equity        Overseas
                                    Subaccount    Subaccount     Subaccount
                                  --------------  ----------  -----------------
                                      2002*         2002*           2002*
                                  --------------  ----------  -----------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . .       $  --       $     --        $    --
                                      -----       --------        -------
Total investment income . . . .          --             --             --
Expenses:
 Mortality and expense risk . .          --             --             --
                                      -----       --------        -------
Net investment income (loss). .          --             --             --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . .        (103)          (118)          (595)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . .          --             --             --
                                      -----       --------        -------
Realized losses . . . . . . . .        (103)          (118)          (595)
Change in unrealized
 depreciation during the period        (690)       (27,222)        (2,573)
                                      -----       --------        -------
Net decrease in net assets
 resulting from operations. . .       $(793)      $(27,340)       $(3,168)
                                      =====       ========        =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                     Large Cap Growth                               Active Bond
                                                        Subaccount                                   Subaccount
                                        ------------------------------------------   ------------------------------------------
                                            2002           2001           2000           2002           2001            2000
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  1,260,418   $  1,175,746   $ 22,382,097   $ 17,538,416   $ 18,308,414    $ 18,115,560
 Realized gains (losses). . . . . . .     (3,483,575)       122,209      6,354,615       (668,042)       254,607         234,368
 Change in unrealized appreciation
  (depreciation) during the year. . .    (27,948,617)   (24,654,732)   (58,311,265)     4,585,994      2,474,513       7,954,643
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . .    (30,171,774)   (23,356,777)   (29,574,553)    21,456,368     21,037,534      26,304,571
                                        ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .     23,452,413     24,842,494     54,787,090     31,479,404     31,043,450      24,388,007
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .    (24,075,886)   (29,107,968)   (45,234,118)   (40,613,566)   (34,543,198)    (50,304,465)
 Net change in policy loans . . . . .     (1,896,490)     1,243,595      4,132,563      2,570,684     (2,632,764)      2,979,088
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions .     (2,519,963)    (3,021,879)    13,685,535     (6,563,478)    (6,132,512)    (22,937,370)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .    (32,691,737)   (26,378,656)   (15,889,018)    14,892,890     14,905,022       3,367,201
Net assets at beginning of year . . .    134,794,658    161,173,314    177,062,332    311,393,022    296,488,000     293,120,799
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year . . . . . .   $102,102,921   $134,794,658   $161,173,314   $326,285,912   $311,393,022    $296,488,000
                                        ============   ============   ============   ============   ============    ============





                                          International Equity Index
                                                  Subaccount
                                   -----------------------------------------
                                       2002          2001            2000
                                   -------------  ------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $    419,002   $   411,331    $  1,256,536
 Realized gains (losses) . . . .     (3,683,780)   (1,230,858)        527,088
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .        767,757    (3,559,869)     (7,357,143)
                                   ------------   -----------    ------------
Net decrease in net assets
 resulting from operations . . .     (2,497,021)   (4,379,396)     (5,573,519)
                                   ------------   -----------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans     22,382,912     6,546,143      16,151,560
 Transfers to policyholders for
  benefits, termination and
  policy loans . . . . . . . . .    (21,870,763)   (6,786,942)    (17,604,169)
 Net change in policy loans. . .       (107,925)       80,805         268,427
                                   ------------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .        404,224      (159,994)     (1,184,182)
                                   ------------   -----------    ------------
Total decrease in net assets . .     (2,092,797)   (4,539,390)     (6,757,701)
Net assets at beginning of year.     20,601,948    25,141,338      31,899,039
                                   ------------   -----------    ------------
Net assets at end of year. . . .   $ 18,509,151   $20,601,948    $ 25,141,338
                                   ============   ===========    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                              Small Cap Growth                         Global Balanced
                                                                 Subaccount                              Subaccount
                                                  ----------------------------------------   -----------------------------------
                                                     2002          2001           2000          2002        2001          2000
                                                  ------------  ------------  -------------  -----------  ----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   (57,096)  $   (62,004)  $  1,050,290   $   10,238   $   7,041    $   40,892
 Realized gains (losses). . . . . . . . . . . .    (3,500,804)   (3,273,803)     2,288,594      (59,836)   (109,568)      (15,033)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . . .      (709,719)    1,819,951     (6,989,013)     (24,573)     20,142      (129,800)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .    (4,267,619)   (1,515,856)    (3,650,129)     (74,171)    (82,385)     (103,941)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . . .    10,054,120    11,047,516     16,581,395      977,704     650,807       308,810
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . . .    (8,170,444)   (8,179,056)   (12,139,157)    (450,600)   (553,161)     (397,631)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . .     1,883,676     2,868,460      4,442,238      527,104      97,646       (88,821)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Total increase (decrease) in net assets . . . .    (2,383,943)    1,352,604        792,109      452,933      15,261      (192,762)
Net assets at beginning of year . . . . . . . .    12,970,291    11,617,687     10,825,578      999,731     984,470     1,177,232
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net assets at end of year . . . . . . . . . . .   $10,586,348   $12,970,291   $ 11,617,687   $1,452,664   $ 999,731    $  984,470
                                                  ===========   ===========   ============   ==========   =========    ==========





                                               Multi Cap Growth
                                                  Subaccount
                                  ------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (70,941)  $    (90,412)   $  3,012,855
 Realized gains (losses). . . .     (9,747,695)    (7,541,959)      3,196,857
 Change in unrealized
  appreciation (depreciation)
  during the year . . . . . . .      3,601,741       (447,654)    (17,335,527)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .     (6,216,895)    (8,080,025)    (11,125,815)
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans    13,325,032     19,009,136      24,005,539
 Transfers to policyholders for
  benefits, termination and
  policy loans. . . . . . . . .    (10,599,269)   (12,498,215)    (14,258,423)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . .      2,725,763      6,510,921       9,747,116
                                  ------------   ------------    ------------
Total decrease in net assets. .     (3,491,132)    (1,569,104)     (1,378,699)
Net assets at beginning of year     17,904,452     19,473,556      20,852,255
                                  ------------   ------------    ------------
Net assets at end of year . . .   $ 14,413,320   $ 17,904,452    $ 19,473,556
                                  ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Large Cap Value                                Money Market
                                                        Subaccount                                   Subaccount
                                         ----------------------------------------   --------------------------------------------
                                            2002           2001          2000           2002            2001             2000
                                         ------------  -------------  ------------  --------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $   505,875   $    127,507   $   503,295   $   1,883,096   $   3,317,252    $  4,354,966
 Realized gains (losses) . . . . . . .      (517,347)       423,762       126,864              --              --              --
 Change in unrealized appreciation
  (depreciation) during the year . . .    (2,804,440)      (350,171)      660,671              --              --              --
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (2,815,912)       201,098     1,290,830       1,883,096       3,317,252       4,354,966
                                         -----------   ------------   -----------   -------------   -------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .    14,632,583     19,479,666     8,255,210     217,366,454     172,249,381      88,021,053
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .    (9,278,935)   (13,063,494)   (9,001,071)   (206,141,341)   (159,566,884)    (88,733,326)
 Net change in policy loans. . . . . .            --             --            --       1,020,525        (724,780)        110,539
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .     5,353,648      6,416,172      (745,861)     12,245,638      11,957,717        (601,734)
                                         -----------   ------------   -----------   -------------   -------------    ------------
Total increase in net assets . . . . .     2,537,736      6,617,270       544,969      14,128,734      15,274,969       3,753,232
Net assets at beginning of year. . . .    16,715,532     10,098,262     9,553,293      95,666,842      80,391,873      76,638,641
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net assets at end of year. . . . . . .   $19,253,268   $ 16,715,532   $10,098,262   $ 109,795,576   $  95,666,842    $ 80,391,873
                                         ===========   ============   ===========   =============   =============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Small/Mid Cap Growth                         Real Estate Equity
                                                          Subaccount                                  Subaccount
                                            ---------------------------------------   ------------------------------------------
                                               2002          2001          2000           2002           2001            2000
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    78,622   $   (73,257)  $ 1,256,776   $  1,422,812   $    696,441    $  1,313,350
 Realized gains (losses). . . . . . . . .    (1,258,976)     (981,468)     (293,946)       (87,516)     1,031,467        (982,035)
 Change in unrealized appreciation
  (depreciation) during the year. . . . .    (2,069,214)    1,362,634        32,687     (1,152,012)      (743,344)      3,101,113
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (3,249,568)      307,909       995,517        183,284        984,564       3,432,428
                                            -----------   -----------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     8,373,557     7,279,254     4,357,085     15,518,881     16,758,790       9,280,044
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (7,258,041)   (6,151,260)   (4,910,148)   (12,833,871)   (14,240,037)    (11,124,908)
 Net change in policy loans . . . . . . .            --            --            --        601,812       (106,683)        492,770
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     1,115,516     1,127,994      (553,063)     3,286,822      2,412,070      (1,352,094)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets .    (2,134,052)    1,435,903       442,454      3,470,106      3,396,634       2,080,334
Net assets at beginning of year . . . . .    14,287,930    12,852,027    12,409,573     18,855,440     15,458,806      13,378,472
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of year . . . . . . . .   $12,153,878   $14,287,930   $12,852,027   $ 22,325,546   $ 18,855,440    $ 15,458,806
                                            ===========   ===========   ===========   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                    Growth & Income                                    Managed
                                                      Subaccount                                      Subaccount
                                    -----------------------------------------------   ------------------------------------------
                                        2002             2001             2000            2002           2001            2000
                                    --------------  ---------------  ---------------  -------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $  15,506,271   $   14,998,899   $  176,578,584   $  9,834,740   $ 11,762,030    $ 46,433,578
 Realized gains (losses). . . . .      (5,589,186)       7,486,424       29,822,980      1,133,382      7,196,215       6,751,143
 Change in unrealized depreciation
  during the year . . . . . . . .    (160,401,640)    (148,114,482)    (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations    (150,484,555)    (125,629,159)    (128,526,693)   (45,091,863)    (7,313,303)      3,100,724
                                    -------------   --------------   --------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans.      79,558,957       68,546,265       88,999,014     51,737,120     50,611,942      40,693,833
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . .    (105,521,402)    (117,945,932)    (150,673,591)   (61,520,740)   (59,147,863)    (65,528,220)
 Net change in policy loans . . .      (8,820,629)       5,352,327        8,156,702     (3,542,972)    (6,889,706)      3,281,229
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . . .     (34,783,074)     (44,047,340)     (53,517,875)   (13,326,592)   (15,425,627)    (21,553,158)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Total decrease in net assets. . .    (185,267,629)    (169,676,499)    (182,044,568)   (58,418,455)   (22,738,930)    (18,452,434)
Net assets at beginning of year .     927,018,487    1,096,694,986    1,278,739,554    458,881,386    481,620,316     500,072,750
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net assets at end of year . . . .   $ 741,750,858   $  927,018,487   $1,096,694,986   $400,462,931   $458,881,386    $481,620,316
                                    =============   ==============   ==============   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Short-Term Bond                          Small Cap Equity
                                                              Subaccount                               Subaccount
                                                --------------------------------------   ---------------------------------------
                                                   2002          2001          2000         2002          2001           2000
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   173,465   $   105,698   $   61,416   $   (12,168)  $   (17,446)   $   247,666
 Realized gains (losses). . . . . . . . . . .        31,138        13,263      (16,575)     (369,248)     (965,308)      (493,450)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .        21,049        23,040       35,100    (1,139,672)      833,167       (206,562)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       225,652       142,001       79,941    (1,521,088)     (149,587)      (452,346)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     5,440,787     2,763,151      803,554     7,880,585     6,336,087      3,192,940
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (3,485,770)   (1,264,860)    (503,216)   (6,011,200)   (5,249,414)    (3,573,614)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,955,017     1,498,291      300,338     1,869,385     1,086,673       (380,674)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Total increase (decrease) in net assets . . .     2,180,669     1,640,292      380,279       348,297       937,086       (833,020)
Net assets at beginning of year . . . . . . .     3,150,054     1,509,762    1,129,483     4,215,482     3,278,396      4,111,416
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 5,330,723   $ 3,150,054   $1,509,762   $ 4,563,779   $ 4,215,482    $ 3,278,396
                                                ===========   ===========   ==========   ===========   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                              International Opportunities Subaccount
                                            ------------------------------------------
                                                2002           2001           2000
                                            -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $      8,320   $     10,624   $    270,954
 Realized gains (losses). . . . . . . . .       (519,721)    (1,827,992)       116,886
 Change in unrealized appreciation
  (depreciation) during the year. . . . .       (265,923)       631,002     (1,564,313)
                                            ------------   ------------   ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .       (777,324)    (1,186,366)    (1,176,473)
                                            ------------   ------------   ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     22,854,555     22,978,410     12,173,743
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (22,371,188)   (21,913,599)   (11,382,965)
                                            ------------   ------------   ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .        483,367      1,064,811        790,778
                                            ------------   ------------   ------------
Total increase (decrease) in net assets .       (293,957)      (121,555)      (385,695)
Net assets at beginning of year . . . . .      4,803,336      4,924,891      5,310,586
                                            ------------   ------------   ------------
Net assets at end of year . . . . . . . .   $  4,509,379   $  4,803,336   $  4,924,891
                                            ============   ============   ============
                                                    Equity Index Subaccount
                                            ----------------------------------------
                                                2002          2001           2000
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $    347,273   $   177,150    $ 1,188,703
 Realized gains (losses). . . . . . . . .     (1,570,811)    1,649,010        946,085
 Change in unrealized appreciation
  (depreciation) during the year. . . . .     (6,970,683)   (5,391,314)    (4,757,606)
                                            ------------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .     (8,194,221)   (3,565,154)    (2,622,818)
                                            ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and          23,890,364    14,355,554     12,189,141
  transfers for policy loans. . . . . . .
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (14,462,451)   (7,121,900)    (5,133,282)
                                            ------------   -----------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .      9,427,913     7,233,654      7,055,859
                                            ------------   -----------    -----------
Total increase (decrease) in net assets .      1,233,692     3,668,500      4,433,041
Net assets at beginning of year . . . . .     30,219,165    26,550,665     22,117,624
                                            ------------   -----------    -----------
Net assets at end of year . . . . . . . .   $ 31,452,857   $30,219,165    $26,550,665
                                            ============   ===========    ===========





                                                       Global Bond Subaccount              Emerging Markets Equity Subaccount
                                                -------------------------------------   ----------------------------------------
                                                   2002          2001         2000          2002          2001           2000
                                                ------------  -----------  -----------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   153,291   $   79,708   $   99,027   $     (3,661)  $    (3,026)   $    86,868
 Realized gains (losses). . . . . . . . . . .        28,731      (18,675)     (44,965)          (970)     (350,867)      (444,667)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .       300,437     (112,702)     134,921       (116,112)      250,077       (303,818)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       482,459      (51,669)     188,983       (120,743)     (103,816)      (661,617)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     3,166,059      920,184      783,050     12,650,655    10,415,800      9,958,808
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (1,861,955)    (751,186)    (925,366)   (12,034,289)   (9,957,990)    (8,600,117)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,304,104      168,998     (142,316)       616,366       457,810      1,358,691
                                                -----------   ----------   ----------   ------------   -----------    -----------
Total increase in net assets. . . . . . . . .     1,786,563      117,329       46,667        495,623       353,994        697,074
Net assets at beginning of year . . . . . . .     2,046,671    1,929,342    1,882,675      1,446,802     1,092,808        395,734
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 3,833,234   $2,046,671   $1,929,342   $  1,942,425   $ 1,446,802    $ 1,092,808
                                                ===========   ==========   ==========   ============   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Bond Index Subaccount               Small/Mid Cap CORE Subaccount
                                                   --------------------------------------   ------------------------------------
                                                      2002          2001          2000         2002          2001         2000
                                                   ------------  ------------  -----------  ------------  -----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . .   $   292,150   $   103,132   $   49,103   $     5,195   $    1,277    $  15,937
 Realized gains (losses) . . . . . . . . . . . .        73,316        34,959       (7,112)     (143,875)     (52,457)      10,460
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . .       165,447       (29,500)      49,798      (260,503)      88,695      (24,998)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .       530,913       108,591       91,789      (399,183)      37,515        1,399
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans . . . . . . . . . . . . . . .     9,927,603     3,466,695      728,511     8,645,109    1,801,658      740,752
 Transfers to policyholders for benefits,
  termination and policy loans . . . . . . . . .    (6,534,060)   (1,277,127)    (144,843)   (7,051,639)    (995,100)    (399,593)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase in net assets resulting from policy
 transactions. . . . . . . . . . . . . . . . . .     3,393,543     2,189,568      583,668     1,593,470      806,558      341,159
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Total increase in net assets . . . . . . . . . .     3,924,456     2,298,159      675,457     1,194,287      844,073      342,558
Net assets at beginning of year. . . . . . . . .     3,361,379     1,063,220      387,763     1,286,112      442,039       99,481
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net assets at end of year. . . . . . . . . . . .   $ 7,285,835   $ 3,361,379   $1,063,220   $ 2,480,399   $1,286,112    $ 442,039
                                                   ===========   ===========   ==========   ===========   ==========    =========





                               High Yield Bond Subaccount            Turner Core Growth Subaccount
                        -----------------------------------------   --------------------------------
                            2002           2001          2000         2002       2001         2000
                        -------------  -------------  ------------  ---------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    188,865   $     74,802   $    22,487   $   (889)  $  (1,581)   $  52,855
 Realized gains
  (losses). . . . . .       (102,271)      (120,786)      (12,103)   (31,689)    (77,189)     102,027
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .        (86,607)        38,089       (40,003)   (53,031)    (22,334)    (208,949)
                        ------------   ------------   -----------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .            (13)        (7,895)      (29,619)   (85,609)   (101,104)     (54,067)
                        ------------   ------------   -----------   --------   ---------    ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     12,468,074     11,597,628     1,673,666    129,700     112,537      289,705
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (10,944,125)   (10,508,627)   (1,436,309)   (54,791)   (142,240)    (381,882)
                        ------------   ------------   -----------   --------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      1,523,949      1,089,001       237,357     74,909     (29,703)     (92,177)
                        ------------   ------------   -----------   --------   ---------    ---------
Total increase
 (decrease) in net
 assets . . . . . . .      1,523,936      1,081,106       207,738    (10,700)   (130,807)    (146,244)
Net assets at
 beginning of year. .      1,379,445        298,339        90,601    259,141     389,948      536,192
                        ------------   ------------   -----------   --------   ---------    ---------
Net assets at end of
 year . . . . . . . .   $  2,903,381   $  1,379,445   $   298,339   $248,441   $ 259,141    $ 389,948
                        ============   ============   ===========   ========   =========    =========




See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and period ended December 31,



                                         Brandes International Equity Subaccount     Frontier Capital Appreciation Subaccount
                                        ----------------------------------------    -----------------------------------------
                                            2002           2001          2000           2002           2001            2000
                                        -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .    $  28,792      $   4,990      $ 56,631      $  (5,008)     $  (4,417)      $ 217,366
 Realized gains (losses). . . . . . .      (52,147)       104,325        20,196       (151,692)        25,001         142,388
 Change in unrealized depreciation
  during the year . . . . . . . . . .     (102,502)      (189,182)      (44,043)      (147,127)        (8,462)       (339,964)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .     (125,857)       (79,867)       32,784       (303,827)        12,122          19,790
                                         ---------      ---------      --------      ---------      ---------       ---------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .      306,347        285,008       221,042        531,616        309,675         543,347
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .     (145,768)      (303,906)      (86,260)      (207,698)      (282,058)       (399,772)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from policy transactions .      160,579        (18,898)      134,782        323,918         27,617         143,575
                                         ---------      ---------      --------      ---------      ---------       ---------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .       34,722        (98,765)      167,566         20,091         39,739         163,365
Net assets at beginning of year . . .      656,929        755,694       588,128        931,778        892,039         728,674
                                         ---------      ---------      --------      ---------      ---------       ---------
Net assets at end of year . . . . . .    $ 691,651      $ 656,929      $755,694      $ 951,869      $ 931,778       $ 892,039
                                         =========      =========      ========      =========      =========       =========





                                         Clifton Enhanced US Equity Subaccount   Large Cap Aggressive Growth Subaccount
                                         --------------------------------------  ---------------------------------------
                                            2002          2001         2000          2002          2001          2000*
                                         ------------  -----------  -----------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .    $  4,771      $ 2,063      $ 2,164      $      --      $     --       $   104
 Realized losses . . . . . . . . . . .      (7,342)      (1,090)        (203)       (15,625)       (8,961)         (105)
 Change in unrealized appreciation
  (depreciation) during the year or
  period . . . . . . . . . . . . . . .     (42,474)      (8,459)      (3,480)       (74,021)        2,871            18
                                          --------      -------      -------      ---------      --------       -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (45,045)      (7,486)      (1,519)       (89,646)       (6,090)           17
                                          --------      -------      -------      ---------      --------       -------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .     137,614       45,917        4,529        480,370       222,805         8,939
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .      (8,985)      (1,982)      (1,388)      (218,969)      (53,251)       (2,747)
                                          --------      -------      -------      ---------      --------       -------
Net increase in net assets resulting
 from policy transactions. . . . . . .     128,629       43,935        3,141        261,401       169,554         6,192
                                          --------      -------      -------      ---------      --------       -------
Total increase in net assets . . . . .      83,584       36,449        1,622        171,755       163,464         6,209
Net assets at beginning of year or
 period. . . . . . . . . . . . . . . .      52,210       15,761       14,139        169,673         6,209            --
                                          --------      -------      -------      ---------      --------       -------
Net assets at end of year or period. .    $135,794      $52,210      $15,761      $ 341,428      $169,673       $ 6,209
                                          ========      =======      =======      =========      ========       =======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Fundamental Growth Subaccount      AIM V.I. Premier Equity Subaccount
                        --------------------------------   -----------------------------------
                          2002        2001       2000*        2002          2001         2000*
                        ----------  ----------  ---------  ------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $      --   $  9,207   $    4,994    $    1,133     $   550
 Realized losses. . .     (46,571)    (49,628)       (20)     (71,716)       (1,282)         (7)
 Change in unrealized
  depreciation during
  the year or period.     (73,130)    (10,636)    (8,739)    (357,636)      (19,270)       (709)
                        ---------   ---------   --------   ----------    ----------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (119,701)    (60,264)       448     (424,358)      (19,419)       (166)
                        ---------   ---------   --------   ----------    ----------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     468,493     437,823    112,464    1,529,258     1,379,214      24,670
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (294,882)   (169,475)   (18,902)    (903,923)     (330,488)         --
                        ---------   ---------   --------   ----------    ----------     -------
Net increase in net
 assets resulting from
 policy transactions.     173,611     268,348     93,562      625,335     1,048,726      24,670
                        ---------   ---------   --------   ----------    ----------     -------
Total increase in net
 assets . . . . . . .      53,910     208,084     94,010      200,977     1,029,307      24,504
Net assets at
 beginning of year or
 period . . . . . . .     302,094      94,010         --    1,053,811        24,504          --
                        ---------   ---------   --------   ----------    ----------     -------
Net assets at end of
 year or period . . .   $ 356,004   $ 302,094   $ 94,010   $1,254,788    $1,053,811     $24,504
                        =========   =========   ========   ==========    ==========     =======





                          Fidelity VIP Growth Subaccount     Fidelity VIP Contrafund Subaccount
                        ----------------------------------   -----------------------------------
                           2002          2001       2000*       2002          2001         2000*
                        ------------  -----------  --------  ------------  ------------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     1,842   $       --   $    --   $     7,823   $       299    $    --
 Realized losses. . .      (105,965)     (22,794)      (20)      (19,415)       (4,273)       (10)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .      (464,001)      (2,000)   (1,647)     (166,387)       17,286         60
                        -----------   ----------   -------   -----------   -----------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (568,124)     (24,794)   (1,667)     (177,979)       13,312         50
                        -----------   ----------   -------   -----------   -----------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     2,064,147    1,957,940    52,642     2,575,159     2,325,411     23,470
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (1,285,185)    (534,703)     (290)   (1,256,593)   (1,370,372)      (275)
                        -----------   ----------   -------   -----------   -----------    -------
Net increase in net
 assets resulting from
 policy transactions.       778,962    1,423,237    52,352     1,318,566       955,039     23,195
                        -----------   ----------   -------   -----------   -----------    -------
Total increase in net
 assets . . . . . . .       210,838    1,398,443    50,685     1,140,587       968,351     23,245
Net assets at
 beginning of year or
 period . . . . . . .     1,449,128       50,685        --       991,596        23,245         --
                        -----------   ----------   -------   -----------   -----------    -------
Net assets at end of
 year or period . . .   $ 1,659,966   $1,449,128   $50,685   $ 2,132,183   $   991,596    $23,245
                        ===========   ==========   =======   ===========   ===========    =======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Janus Aspen Global Technology      Janus Aspen Worldwide Growth
                                  Subaccount                        Subaccount
                        -------------------------------   -------------------------------
                          2002        2001       2000*      2002        2001        2000*
                        ----------  ----------  --------  ----------  ----------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      --   $     978   $   161   $   4,234   $     721    $    11
 Realized losses. . .     (39,025)    (13,100)     (328)    (46,285)     (6,832)      (303)
 Change in unrealized
  depreciation during
  the year or period.    (156,346)    (26,650)   (2,171)   (140,520)    (24,118)    (1,596)
                        ---------   ---------   -------   ---------   ---------    -------
Net decrease in net
 assets resulting from
 operations . . . . .    (195,371)    (38,772)   (2,338)   (182,571)    (30,229)    (1,888)
                        ---------   ---------   -------   ---------   ---------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     613,407     432,272    33,453     862,872     637,006     42,474
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (286,365)   (131,462)   (3,332)   (453,762)   (167,525)    (2,773)
                        ---------   ---------   -------   ---------   ---------    -------
Net increase in net
 assets resulting from
 policy transactions.     327,042     300,810    30,121     409,110     469,481     39,701
                        ---------   ---------   -------   ---------   ---------    -------
Total increase in net
 assets . . . . . . .     131,671     262,038    27,783     226,539     439,252     37,813
Net assets at
 beginning of year or
 period . . . . . . .     289,821      27,783        --     477,065      37,813         --
                        ---------   ---------   -------   ---------   ---------    -------
Net assets at end of
 year or period . . .   $ 421,492   $ 289,821   $27,783   $ 703,604   $ 477,065    $37,813
                        =========   =========   =======   =========   =========    =======





                                                                     Templeton
                            MFS New Discovery Series               International
                                   Subaccount                       Subaccount
                        --------------------------------   -----------------------------
                          2002         2001       2000*      2002        2001      2000*
                        ----------  -----------  --------  ----------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $    4,478   $     1   $   1,465   $  2,295    $   (1)
 Realized gains
  (losses). . . . . .     (18,145)      (8,883)     (365)    (19,037)    13,798        --
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (188,684)      18,620       (51)      6,539    (25,301)      298
                        ---------   ----------   -------   ---------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (206,829)      14,215      (415)    (11,033)    (9,208)      297
                        ---------   ----------   -------   ---------   --------    ------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     793,651    1,106,171     9,575     481,025    116,414     7,795
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (424,212)    (669,227)   (4,105)   (461,899)   (24,947)     (110)
                        ---------   ----------   -------   ---------   --------    ------
Net increase in net
 assets resulting from
 policy transactions.     369,439      436,944     5,470      19,126     91,467     7,685
                        ---------   ----------   -------   ---------   --------    ------
Total increase in net
 assets . . . . . . .     162,610      451,159     5,055       8,093     82,259     7,982
Net assets at
 beginning of year or
 period . . . . . . .     456,214        5,055        --      90,241      7,982        --
                        ---------   ----------   -------   ---------   --------    ------
Net assets at end of
 year or period . . .   $ 618,824   $  456,214   $ 5,055   $  98,334   $ 90,241    $7,982
                        =========   ==========   =======   =========   ========    ======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           V.A. Relative Value     V.A. Financial Industries
                                Subaccount                Subaccount
                           --------------------   ---------------------------
                             2002       2001*         2002           2001*
                           ----------  ---------  -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .   $   2,947   $    153    $   5,412       $    873
 Realized gains (losses)     (14,558)     6,179      (19,341)         4,474
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .    (152,654)    22,699      (70,398)          (697)
                           ---------   --------    ---------       --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .    (164,265)    29,031      (84,327)         4,650
                           ---------   --------    ---------       --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .     516,095    312,005      659,519        182,998
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .    (281,632)   (96,377)    (251,169)       (14,329)
                           ---------   --------    ---------       --------
Net increase in net
 assets resulting from
 policy transactions . .     234,463    215,628      408,350        168,669
                           ---------   --------    ---------       --------
Total increase in net
 assets. . . . . . . . .      70,198    244,659      324,023        173,319
Net assets at beginning
 of year or period . . .     244,659         --      173,319             --
                           ---------   --------    ---------       --------
Net assets at end of year
 or period . . . . . . .   $ 314,857   $244,659    $ 497,342       $173,319
                           =========   ========    =========       ========





                              V.A. Strategic Income    Health Sciences Fund
                                   Subaccount               Subaccount
                              ----------------------  ----------------------
                                 2002       2001*        2002         2001*
                              -----------  ---------  -----------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   8,811    $   764    $   1,833     $     --
 Realized losses. . . . . .        (474)        (5)     (14,793)         (88)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .       5,115       (339)     (83,509)        (465)
                              ---------    -------    ---------     --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      13,452        420      (96,469)        (553)
                              ---------    -------    ---------     --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    402,766     37,148      995,504      275,806
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (171,535)    (4,900)    (357,671)     (62,674)
                              ---------    -------    ---------     --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     231,231     32,248      637,833      213,132
                              ---------    -------    ---------     --------
Total increase in net assets    244,683     32,668      541,364      212,579
Net assets at beginning of
 year or period . . . . . .      32,668         --      212,579           --
                              ---------    -------    ---------     --------
Net assets at end of year or
 period . . . . . . . . . .   $ 277,351    $32,668    $ 753,943     $212,579
                              =========    =======    =========     ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                              Large Cap Value Core      Fundamental Value
                                   Subaccount              Subaccount
                              ---------------------  ------------------------
                                2002       2001*        2002          2001*
                              ----------  ---------  ------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   4,502   $    149   $    59,297    $      609
 Realized gains (losses). .     (18,489)      (115)     (494,204)        1,675
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .     (57,898)     2,071    (1,146,562)       48,877
                              ---------   --------   -----------    ----------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .     (71,885)     2,105    (1,581,469)       51,161
                              ---------   --------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    636,510    183,982     7,156,221     4,636,089
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (291,133)    (6,841)   (5,946,237)    2,881,118
                              ---------   --------   -----------    ----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     345,377    177,141     1,209,984     7,517,207
                              ---------   --------   -----------    ----------
Total increase (decrease) in
 net assets . . . . . . . .     273,492    179,246      (371,485)    7,568,368
Net assets at beginning of
 year or period . . . . . .     179,246         --     7,568,368            --
                              ---------   --------   -----------    ----------
Net assets at end of year or
 period . . . . . . . . . .   $ 452,738   $179,246   $ 7,196,883    $7,568,368
                              =========   ========   ===========    ==========





                                  Small Cap Value          AIM V.I. Growth
                                     Subaccount              Subaccount
                              ------------------------   -------------------
                                 2002         2001*        2002       2001*
                              ------------  -----------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $    76,591   $    3,485   $     --    $    306
 Realized gains (losses). .         2,272       (4,533)    (5,706)       (465)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .      (336,861)      81,499    (51,342)      3,097
                              -----------   ----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      (257,998)      80,451    (57,048)      2,938
                              -----------   ----------   --------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    3,650,241    1,723,123    154,413     129,548
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (1,557,818)    (560,353)   (57,776)     (4,456)
                              -----------   ----------   --------    --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     2,092,423    1,162,770     96,637     125,092
                              -----------   ----------   --------    --------
Total increase in net assets    1,834,425    1,243,221     39,589     128,030
Net assets at beginning of
 year or period . . . . . .     1,243,221           --    128,030          --
                              -----------   ----------   --------    --------
Net assets at end of year or
 period . . . . . . . . . .   $ 3,077,646   $1,243,221   $167,619    $128,030
                              ===========   ==========   ========    ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           MFS Investors Growth Stock   MFS Research Series
                                   Subaccount                Subaccount
                           ---------------------------  --------------------
                               2002          2001*        2002        2001*
                           -------------  ------------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .    $      --      $     --     $    278     $    --
 Realized losses . . . .       (9,532)       (3,728)      (6,041)       (249)
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .      (41,640)        1,135      (25,716)      5,412
                            ---------      --------     --------     -------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      (51,172)       (2,593)     (31,479)      5,163
                            ---------      --------     --------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .      476,935       100,391      219,980      84,525
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .     (167,923)      (55,051)     (95,292)     (4,421)
                            ---------      --------     --------     -------
Net increase in net
 assets resulting from
 policy transactions . .      309,012        45,340      124,688      80,104
                            ---------      --------     --------     -------
Total increase in net
 assets. . . . . . . . .      257,840        42,747       93,209      85,267
Net assets at beginning
 of year or period . . .       42,747            --       85,267          --
                            ---------      --------     --------     -------
Net assets at end of year
 or period . . . . . . .    $ 300,587      $ 42,747     $178,476     $85,267
                            =========      ========     ========     =======





                               AIM V.I. Capital                Fidelity VIP II
                                 Development     CSI Equity       Overseas
                                  Subaccount     Subaccount      Subaccount
                               ----------------  -----------  -----------------
                                    2002*           2002*           2002*
                               ----------------  -----------  -----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)      $    --       $       --       $     --
 Realized losses . . . . . .          (103)            (118)          (595)
 Change in unrealized
  depreciation during the
  period . . . . . . . . . .          (690)         (27,222)        (2,573)
                                   -------       ----------       --------
Net decrease in net assets
 resulting from operations .          (793)         (27,340)        (3,168)
                                   -------       ----------       --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  for policy loans . . . . .        72,699        2,082,815        146,962
 Transfers to policyholders
  for benefits, termination
  and policy loans . . . . .        (7,764)        (140,162)       (76,197)
                                   -------       ----------       --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . .        64,935        1,942,653         70,765
                                   -------       ----------       --------
Total increase in net assets        64,142        1,915,313         67,597
Net assets at beginning of
 period. . . . . . . . . . .            --               --             --
                                   -------       ----------       --------
Net assets at end of period.       $64,142       $1,915,313       $ 67,597
                                   =======       ==========       ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock).
 The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds the Medallion Variable Life, Medallion Variable Life Plus, Annual Premium Variable Life (VLI), Medallion Variable Universal Life Edge, eVariable Life, Medallion Variable Life Plus and Medallion Variable Life Edge Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other Outside Investment Trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or as other investment options are developed and made available to policyholders. The forty-seven Portfolios of the Trust which are currently available are the the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account.
 Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies (continued)

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).


3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.


4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     7,233,299   $155,574,066   $ 80,881,650
Active Bond. . . . . . . . . . . .    26,895,029    260,239,704    260,786,552
International Equity Index . . . .     1,550,043     20,853,459     15,581,896
Small Cap Growth . . . . . . . . .     1,283,677     13,426,479     10,586,348
Global Balanced. . . . . . . . . .       183,328      1,585,804      1,452,664
Multi Cap Growth . . . . . . . . .     2,166,531     20,951,081     14,413,320
Large Cap Value. . . . . . . . . .     1,616,628     22,065,157     19,253,268
Money Market . . . . . . . . . . .    93,736,266     93,736,265     93,736,265
Small/Mid Cap Growth . . . . . . .     1,106,942     14,100,413     12,153,878
Real Estate Equity . . . . . . . .     1,500,369     20,489,682     19,188,623
Growth & Income. . . . . . . . . .    60,743,170    908,718,013    559,852,198
Managed. . . . . . . . . . . . . .    28,337,842    388,803,849    315,885,164
Short-Term Bond. . . . . . . . . .       521,040      5,279,467      5,330,723
Small Cap Equity . . . . . . . . .       724,830      5,464,224      4,563,779
International Opportunities. . . .       596,771      4,613,411      4,509,379
Equity Index . . . . . . . . . . .     2,767,721     43,263,366     31,452,857
Global Bond. . . . . . . . . . . .       346,496      3,621,744      3,833,234

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                               Shares Owned     Cost        Value
----------                               ------------     ----        -----
Emerging Markets Equity. . . . . . . .     324,203     $2,025,698   $1,942,425
Bond Index . . . . . . . . . . . . . .     707,414      7,123,106    7,285,835
Small/Mid Cap CORE . . . . . . . . . .     299,418      2,674,194    2,480,399
High Yield Bond. . . . . . . . . . . .     491,395      2,992,439    2,903,381
Turner Core Growth . . . . . . . . . .      25,300        432,598      248,441
Brandes International Equity . . . . .      69,373        889,146      691,651
Frontier Capital Appreciation. . . . .      75,247      1,258,107      951,869
Clifton Enhanced US Equity . . . . . .      13,942        191,086      135,794
Large Cap Aggressive Growth. . . . . .      61,276        412,560      341,428
Fundamental Growth . . . . . . . . . .      60,195        448,509      356,004
AIM V.I. Premier Equity. . . . . . . .      77,361      1,632,403    1,254,788
Fidelity VIP Growth. . . . . . . . . .      71,121      2,127,614    1,659,966
Fidelity VIP Contrafund. . . . . . . .     118,192      2,281,224    2,132,183
Janus Aspen Global Technology. . . . .     174,893        606,659      421,492
Janus Aspen Worldwide Growth . . . . .      33,585        869,838      703,604
MFS New Discovery Series . . . . . . .      59,274        788,939      618,824
Templeton International. . . . . . . .      10,439        116,798       98,334
V.A Relative Value . . . . . . . . . .      56,325        444,812      314,857
V.A. Financial Industries. . . . . . .      42,874        568,437      497,342
V.A. Strategic Income. . . . . . . . .      31,984        272,526      277,302
Health Sciences Fund . . . . . . . . .      96,318        837,917      753,943
Large Cap Value CORE . . . . . . . . .      56,975        508,565      452,738
Fundamental Value. . . . . . . . . . .     827,679      8,294,568    7,196,883
Small Cap Value. . . . . . . . . . . .     245,296      3,333,008    3,077,646
AIM V.I. Growth. . . . . . . . . . . .      14,834        215,864      167,619
MFS Investors Growth Stock . . . . . .      42,456        341,092      300,587
MFS Research Series. . . . . . . . . .      16,556        198,780      178,476
AIM V.I. Capital Development . . . . .       6,853         64,832       64,142
CSI Equity . . . . . . . . . . . . . .     192,881      1,942,535    1,915,313
Fidelity VIP II Overseas . . . . . . .       6,179         70,170       67,597

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:


Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 10,129,679   $  9,439,295
Active Bond. . . . . . . . . . . . . . . . . . .     34,514,524     26,219,798
International Equity Index . . . . . . . . . . .     20,704,338     19,770,244
Small Cap Growth . . . . . . . . . . . . . . . .      6,860,582      5,034,003
Global Balanced. . . . . . . . . . . . . . . . .        811,815        274,473
Multi Cap Growth . . . . . . . . . . . . . . . .      8,635,259      5,980,437
Large Cap Value. . . . . . . . . . . . . . . . .     10,320,377      4,460,854
Money Market . . . . . . . . . . . . . . . . . .    115,984,862    102,906,023
Small/Mid Cap Growth . . . . . . . . . . . . . .      6,707,870      5,513,732
Real Estate Equity . . . . . . . . . . . . . . .     13,024,101      8,937,144
Growth & Income. . . . . . . . . . . . . . . . .     34,655,054     44,860,423
Managed. . . . . . . . . . . . . . . . . . . . .     25,494,181     25,542,001
Short-Term Bond. . . . . . . . . . . . . . . . .      3,139,204      1,010,722
Small Cap Equity . . . . . . . . . . . . . . . .      7,109,968      5,252,751
International Opportunities. . . . . . . . . . .     20,611,953     20,120,266
Equity Index . . . . . . . . . . . . . . . . . .     16,271,847      6,496,661
Global Bond. . . . . . . . . . . . . . . . . . .      2,966,561      1,509,166
Emerging Markets Equity. . . . . . . . . . . . .     11,786,323     11,173,619
Bond Index . . . . . . . . . . . . . . . . . . .      7,586,849      3,901,157
Small/Mid Cap CORE . . . . . . . . . . . . . . .      7,931,207      6,332,542
High Yield Bond. . . . . . . . . . . . . . . . .     11,965,134     10,252,320
Turner Core Growth . . . . . . . . . . . . . . .        110,615         36,595
Brandes International Equity . . . . . . . . . .        365,909        176,539
Frontier Capital Appreciation. . . . . . . . . .        495,204        176,293
Clifton Enhanced US Equity . . . . . . . . . . .        146,804         13,405
Large Cap Aggressive Growth. . . . . . . . . . .        328,135         66,735
Fundamental Growth . . . . . . . . . . . . . . .        303,424        129,813
AIM V.I. Premier Equity. . . . . . . . . . . . .        863,443        233,114
Fidelity VIP Growth. . . . . . . . . . . . . . .      1,294,810        514,006
Fidelity VIP Contrafund. . . . . . . . . . . . .      1,633,392        307,004
Janus Aspen Global Technology. . . . . . . . . .        384,958         57,916
Janus Aspen Worldwide Growth . . . . . . . . . .        549,078        135,734
MFS New Discovery Series . . . . . . . . . . . .        474,554        105,115
Templeton International. . . . . . . . . . . . .        480,652        460,061
V.A Relative Value . . . . . . . . . . . . . . .        327,359         89,949
V.A. Financial Industries. . . . . . . . . . . .        507,878         94,116
V.A. Strategic Income. . . . . . . . . . . . . .        266,939         26,946

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                                             Purchases      Sales
----------                                             ---------      -----
Health Sciences Fund . . . . . . . . . . . . . . . .   $  731,297   $   91,631
Large Cap Value CORE . . . . . . . . . . . . . . . .      555,349      205,470
Fundamental Value. . . . . . . . . . . . . . . . . .    5,836,119    4,566,837
Small Cap Value. . . . . . . . . . . . . . . . . . .    2,496,503      327,489
AIM V.I. Growth. . . . . . . . . . . . . . . . . . .      132,516       35,879
MFS Investors Growth Stock . . . . . . . . . . . . .      350,682       41,670
MFS Research Series. . . . . . . . . . . . . . . . .      179,179       54,213
AIM V.I. Capital Development . . . . . . . . . . . .       67,010        2,075
CSI Equity . . . . . . . . . . . . . . . . . . . . .    2,031,994       89,341
Fidelity VIP II Overseas . . . . . . . . . . . . . .       77,795        7,030



5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                              For the years and periods ended
                                        At December 31,                                December 31,
                              ------------------------------------  ---------------------------------------------------
                                             Unit                       Expenses       Investment          Total
                              Units       Fair Value       Assets        Ratio*          Income          Return***
     Subaccount               (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------         ------  ------------------  --------  -----------------  ----------  --------------------
Large Cap Growth       2002     218   $ 39.53 to $ 41.17  $102,103     0% to 0.6%        0.26%      (25.85)% to (25.40)%
                       2001     643     53.31 to 58.93     134,796     0.6 to 0.75       0.25       (18.02) to 495.90/c/

Active Bond            2002     518     29.45 to 35.78     326,286      0 to 0.6         4.16           5.97 to 6.62
                       2001     525     27.79 to 66.98     311,393     0.6 to 0.75       7.43        7.50 to 235.60/c/

International Equity
 Index                 2002     233     15.36 to 16.51      18,509      0 to 0.6         1.59        (14.24) to (13.79)
                       2001     351     17.91 to 19.15      20,602     0.6 to 0.75       2.11       (20.79) to 91.50/c/

Small Cap Growth       2002   1,025     10.48 to 10.90      10,586      0 to 0.6         --/a/       (28.80) to (28.43)
                       2001     877     14.72 to 15.23      12,970     0.6 to 0.75       --/a/      (13.11) to 52.30/c/

Global Balanced        2002     138     10.51 to 10.94       1,453      0 to 0.6         1.27         (5.91) to (5.36)
                       2001      89     11.17 to 11.56       1,000         0.6           1.61        (6.99) to 15.60/c/

Multi Cap Growth       2002   1,493     9.89 to 10.29       14,413      0 to 0.6         --/a/       (30.60) to (30.05)
                       2001   1,252     14.25 to 14.71      17,904         0.6           --/a/      (37.22) to 47.10/c/

Large Cap Value        2002   1,204     16.22 to 16.88      19,253      0 to 0.6         1.70        (11.22) to (10.69)
                       2001     907     18.27 to 18.90      16,716         0.6           1.83          0.66 to 89/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                   For the years and periods ended
                                             At December 31,                                December 31,
                                   ------------------------------------  ---------------------------------------------------
                                                  Unit                       Expenses       Investment          Total
                                   Units       Fair Value       Assets        Ratio*          Income          Return***
        Subaccount                 (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------------        ------  ------------------  --------  -----------------  ----------  --------------------
Money Market                 2002  2,422   $ 14.66 to $ 19.93  $109,796     0% to 0.60%       1.23%         0.91% to 1.52%
                             2001  1,737     14.44 to 34.50      95,667     0.6 to 0.75       4.52         3.29 to 44.40/c/

Small/Mid Cap Growth         2002    701     17.72 to 18.66      12,154      0 to 0.6         --/a/       (19.38) to (18.87)
                             2001    648     21.98 to 23.00      14,288         0.6           --/a/         2.23 to 130/c/

Real Estate Equity           2002    604         33.08           22,326         --            3.95               2.00
                             2001    207     30.60 to 32.43      18,855     0.6 to 0.75       5.34        5.12 to 224.30/c/

Growth & Income              2002    148    39.50 and 48.11     741,751      0 and 0.6        0.57       (20.14) and (19.66)
                             2001  1,465    49.46 to 137.76     927,018     0.6 to 0.75       0.64       (15.96) to 498.80/c/

Managed                      2002  1,520         40.28          400,463         --            1.42             (11.57)
                             2001  1,244     38.08 to 45.55     458,881     0.6 to 0.75       2.69       (3.40) to 355.50/c/

Short-Term Bond              2002    329     15.70 to 16.54       5,331      0 to 0.6         4.29           4.81 to 5.48
                             2001    207     14.98 to 15.68       3,150         0.6           6.60         7.46 to 56.80/c/

Small Cap Equity             2002    595      7.80 to 8.12        4,564      0 to 0.6         0.22        (26.90) to (26.45)
                             2001    394     10.67 to 11.04       4,215         0.6           0.07        (4.30) to 10.40/c/

International Opportunities  2002    509      8.92 to 9.28        4,509      0 to 0.6         0.69        (17.48) to (16.99)
                             2001    443     10.81 to 11.18       4,803         0.6           1.01       (21.38) to 11.80/c/

Equity Index                 2002  2,201     14.55 to 15.15      31,453      0 to 0.6         1.42        (20.23) to (19.67)
                             2001  1,647     18.24 to 18.87      30,219         0.6           1.51       (12.48) to 88.60/c/

Global Bond                  2002    243     15.46 to 16.08       3,833      0 to 0.6         5.02          16.59 to 17.20
                             2001    154     10.00 to 13.92       2,047         0.6           7.05        (2.00) to 37.20/c/

Emerging Markets Equity      2002    285      6.87 to 7.07        1,942      0 to 0.6         0.25         (5.76) to (5.23)
                             2001    198      7.29 to 7.46        1,447         0.6           0.34       (25.40)/c/ to (3.62)

Bond Index                   2002    532     13.36 to 13.73       7,286      0 to 0.6         5.39           8.53 to 9.14
                             2001    270     12.31 to 12.58       3,361         0.6           6.79         7.04 to 25.80/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                            For the years and periods ended
                                        At December 31,                               December 31,
                               ---------------------------------  ----------------------------------------------------
                                             Unit                     Expenses       Investment           Total
                               Units       Fair Value     Assets       Ratio*          Income           Return***
      Subaccount               (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-----------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Small/Mid Cap CORE       2002   259    $ 9.65 to $ 9.93   $2,480     0% to 0.6%         0.55%     (13.76)% to (13.20)%
                         2001   114     11.19 to 11.44     1,286         0.6            0.48        0.53 to 14.40/c/

High Yield Bond          2002   332      8.63 to 8.87      2,903      0 to 0.6         10.02        (5.06) to (4.52)
                         2001   151      9.09 to 9.29      1,379         0.6           10.95        (7.10)/c/ to 2.09

Turner Core Growth       2002    19     13.38 to 15.03       248      0 to 0.6          0.25       (24.24) to (23.78)
                         2001    15     17.66 to 19.72       259         0.6            0.15       (24.04) to (23.60)

Brandes International
 Equity                  2002    53     13.30 and 13.61      692      0 to 0.6          1.33       (14.19) and (13.70)
                         2001    42     15.50 to 15.86       657         0.6            1.88       (13.26) to (12.78)

Frontier Capital
 Appreciation            2002    57     16.97 to 18.34       952      0 to 0.6         --/a/       (23.66) to (22.59)
                         2001    42     22.23 to 23.88       932         --            --/a/        (1.81) to (1.64)

Clifton Enhanced US
 Equity                  2002    18          10.73           136         --             4.44             (22.64)
                         2001     5     10.25 to 13.90        52         0.6            6.38       (13.50) to (13.04)

Large Cap Aggressive
 Growth                  2002    60          5.93            340         --            --/a/             (28.81)
                         2001    20          8.33            170         --            --/a/      (16.70)/c/ to (14.65)

Fundamental Growth       2002    50          7.32            356         --            --/a/             (27.95)
                         2001    30          10.16           302         --            --/a/       (32.22) to 1.60/c/

AIM V.I. Premier Equity  2002    61          21.43         1,255         --             0.44             (27.89)
                         2001    35          29.72         1,054         --             0.15      (12.59) to 197.20/c/

Fidelity VIP Growth      2002    33          51.31         1,660         --             0.12             (27.80)
                         2001    20          71.07         1,449         --            --/a/      (17.73) to 610.70/c/

Fidelity VIP II
 Contrafund              2002    85          25.59         2,132         --             0.48             (7.68)
                         2001    38          27.72           992         --             0.22        (12.36) to 177.20


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                              For the years and periods ended
                                          At December 31,                               December 31,
                                 ---------------------------------  ----------------------------------------------------
                                               Unit                     Expenses       Investment           Total
                                 Units       Fair Value     Assets       Ratio*          Income           Return***
       Subaccount                (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-------------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Janus Aspen Global
 Technology                2002   168          $2.58        $  421         --%           --/a/%           (39.15)%
                           2001    68          4.24            290         --            1.15       (57.60) to (47.10)/c/

Janus Aspen Worldwide
 Growth                    2002   147          4.90            704         --            0.69              (24.15)
                           2001    74          6.46            477         --            0.40        (35.40) to (22.63)

MFS New Discovery Series   2002    55          11.49           619         --            --/a/             (30.32)
                           2001    28          16.49           456         --            --/a/       (5.01) to 64.90/c/

Templeton International    2002     6          17.48            98         --            1.55              (17.23)
                           2001     4          21.12            90         --            3.71       (15.99) to 111.20/c/

V.A. Relative Value        2002    31          10.51           315         --            0.70              (40.25)
                           2001    14          17.59           245         --            0.21/b/          75.90/c/

V.A. Financial Industries  2002    39           13             497         --            1.57              (16.83)
                           2001    11          15.63           173         --            1.83/b/          56.30/c/

V.A. Strategic Income      2002    19          14.85           277         --            6.62               7.69
                           2001     2          13.79            33         --            4.75/b/          37.90/c/

Health Sciences Fund       2002    96          8.01            754         --            0.39              (18.35)
                           2001    22          9.81            213         --            --/a/            (1.90)/c/

Large Cap Value CORE       2002    53          8.73            453         --            1.30              (15.81)
                           2001    17          10.37           179         --            0.65/b/           3.70/c/

Fundamental Value          2002   587      9.41 to 13.91     7,197      0 to 0.6         1.28        (15.39) to (14.84)
                           2001   486     11.05 to 16.44     7,568         0.6           0.18/b/      10.50/c/ to 64.40

Small Cap Value            2002   196          16.06         3,078         --            0.73              (4.35)
                           2001    74          16.79         1,243         --            1.03/b/          67.90/c/


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                For the years and periods ended
                                              At December 31,                             December 31,
                                     ---------------------------------  ------------------------------------------------
                                                   Unit                     Expenses       Investment         Total
                                     Units       Fair Value     Assets       Ratio*          Income         Return***
         Subaccount                  (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**     Lowest to Highest
----------------------------         ------  -----------------  ------  -----------------  ----------  -------------------
AIM V.I. Growth
                              2002     12         $ 14.86       $  168          --%           --/a/%        (28.45)%
                              2001      6           20.77          128         --             0.51          107.70/c/

MFS Investors Growth Stock    2002     42            7.45          301         --             --/a/         (25.28)
                              2001      4            9.97           43         --             --/a/          (0.30)/c/

MFS Research Series           2002     13           14.49          178         --             0.23          (22.39)
                              2001      5              10           85         --             --/a/         86.70/c/

AIM V.I. Capital Development  2002      9            7.69           64         --             --/a/         (15.31)/c/

CSI Equity                    2002    193           10.17        1,915         --             --/a/          1.70/c/

Fidelity VIP II Overseas      2002      4           24.22           68         --             --/a/         (18.87)


* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first premium transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Portfolio distributed no dividends during the period.

                      John Hancock Variable Life Account U

5. Unit Values (continued)

b From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):


Subaccount                                 2002         2001          2000
----------                                 ----         ----          ----
Large Cap Aggressive Growth                                        September 7
Fundamental Growth                                                 September 7
AIM V.I. Premier Equity                                            September 7
Fidelity VIP Growth                                                September 7
Fidelity VIP Contrafund                                            September 7
Janus Aspen Global Technology                                      September 7
Janus Aspen Worldwide Growth                                       September 7
MFS New Discovery Series                                           September 7
Templeton International                                            September 7
V.A Relative Value                                     May 17
V.A. Financial Industries                              June 13
V.A. Strategic Income                                  May 14
Health Sciences Fund                                   June 20
Large Cap Value CORE                                   June 27
Fundamental Value                                      June 13
Small Cap Value                                        May 14
AIM V.I. Growth                                        June 22
MFS Investors Growth Stock                             June 13
MFS Research Series                                    July 23
AIM V.I. Capital Development             June 24
CSI Equity                             September 16
Fidelity VIP II Overseas                  May 28

                      John Hancock Variable Life Account U

5. Unit Values (continued)

c From commencement of product operations as follows (For fiscal years ending before December 31, 2002, total return was calculated using a beginning accumulation unit value of $10. This value represents the accumulation unit value at the inception of the investment option):


Subaccount                                             2002           2001
----------                                             ----           ----
Large Cap Growth                                                    April 23
Active Bond                                                         April 23
International Equity Index                                          April 23
Small Cap Growth                                                    April 23
Global Balanced                                                      May 10
Mid Cap Growth                                                      April 17
Large Cap Value                                                     April 17
Money Market                                                        March 30
Small/Mid Cap Growth                                                 May 7
Real Estate Equity                                                  April 24
Growth & Income                                                     April 23
Managed                                                             April 17
Short-Term Bond                                                      May 23
Small Cap Equity                                                    April 17
International Opportunities                                          June 5
Equity Index                                                        April 23
Global Bond                                                       September 21
Emerging Markets Equity                                              May 23
Bond Index                                                          April 26
Small/Mid Cap Core                                                  June 25
Tuner Core Growth                                                   June 15
Large Cap Aggressive Growth                                          May 18
Fundamental Growth                                                  July 30
Aim V.I. Value                                                      April 23
Fidelity VIP Growth                                                  May 23
Fidelity VIP Contrafund                                             April 23
Janus Aspen Global Technology                                        May 12
MFS New Discovery Series                                            April 26
Templeton International                                             April 26
V. A. Relative Value                                                 May 17
V. A. Financial Industries                                          June 13
V. A. Strategic Income                                               May 14
Health Sciences Fund                                                June 20
International Equity                                                 May 14
Large Cap Value CORE                                                June 27
Fundamental Value                                                   June 27
Small Cap Value                                                      May 14
Aim V. I. Growth                                                    June 22
MFS Investors Growth Stock                                          June 13
MFS Research Series                                                 July 23
AIM V.I. Capital Development                         June 24
CSI Equity                                         September 16

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

    Express Delivery            Mail Delivery
    ----------------            -------------
 529 Main Street (X-4)           P.O. Box 111
 Charlestown, MA 02129         Boston, MA 02117

         Phone:                      Fax:
         ------                      ----
     1-800-732-5543             1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-3068

                            Part C: Other Information

Item 27. Exhibits

(a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 23 to Form S-6 Registration Statement of File No. 2-68061, filed April 12, 1996.

(b)  Not Applicable

(c) (i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

    (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

   (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

(d) (i) Form of annual premium policy, incorporated by reference from Post-Effective Amendment No. 15 to this File, File No. 2-68061, filed in October, 1988.

    (ii) Form of single premium policy, incorporated by reference from Post-Effective Amendment No 6 to this File, File No. 2-68061, filed in October, 1984.

   (iii) Forms of endorsement for annual premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File, File No. 2-68061, filed in June, 1980.

    (iv) Forms of endorsement for single premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File, File No. 2-68061, filed in June, 1980.

(e) Forms of application for policies incorporated by reference to Post -Effective Amendment No. 3 to this File No. 2-68061 filed in March, 1983 (annual premium policies) and Post-Effective Amendment No. 6 to this File No. 2-68061.

(f) (i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

    (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

(g)  Not Applicable

(h) (i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

      (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

     (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

    (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

(i)    Not applicable.

(j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

(k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Post-Effective Amendment No. 14 to this File, File No. 2-68061, filed in June, 1988.

(l)    Not applicable.

(m)    Not applicable.

(n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

(n)(1) Consent of Independent Auditors, filed herewith.

(o)    Not applicable.

(p)    Not applicable.

(q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor

Directors
Michael A. Bell
Michele G. Van Leer
Ronald J. Bocage
Todd G. Engelsen
Barbara L. Luddy
Dec Mullarkey
Daniel L. Ouellette
Robert R. Reitano
Paul J. Strong

Officers
Michael A. Bell            Chairman
Michele G. Van Leer        Vice Chairman & President
Peter Scavongelli          Secretary
Julie H. Indge             Treasurer
Ronald J. Bocage           Vice President & Counsel
Todd G. Engelsen           Vice President
Dec Mullarkey              Vice President
Barbara L. Luddy           Vice President & Actuary
Daniel L. Ouellette        Vice President
Robert R.Reitano           Vice President - Chief Investment Officer
Paul J. Strong             Vice President and Illustration Actuary
Rosalie M. Calabraro       Assistant Secretary
Stephen J. Blewitt         Vice President - Investment
George H. Braun            Vice President - Investment
Willma H. Davis            Vice President - Investment
Mark W. Davis              Vice President - Investment
Scott S. Hartz             Vice President - Investment
Paul F. Hahesy             Vice President - Investment
E. Kendall Hines, Jr.      Vice President - Investment
Deborah H. McAneny         Vice President - Investment
C. Bruce Metzler           Vice President - Investment
Roger G. Nastou            Vice President - Investment
Phillip J. Peters          Vice President - Investment
Steven Mark Ray            Vice President - Investment
Barry L. Shemin            Vice President - Appointed Actuary
Margaret M. Stapleton      Vice President - Investment
Diane M. Crisileo          Vice President - Investment
Barry E. Welch             Vice President - Investment
Barry Nectow               Vice President - Investment
William McPadden           Vice President - Investment
David Henderson            Vice President - Investment
Earl Baucom                Controller
Patrick Gill               Assistant Controller
Paula M. Pashko            Assistant Controller
Peter S. Mitsopoulos       Assistant Treasurer
Kevin J. McWilliams        Assistant Treasurer

___________
All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled or Under Common Control with the Depositor or Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant

A list of persons controlled by or under common control with the Depositor is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 26, 2002.

Item 30. Indemnification

Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

(b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.
         NAME                       TITLE
         James M. Morris, II        Chairman, CEO and Director
         Wendy A. Benson            President, COO and Director
         Robert H. Watts            Executive Vice President Director
         Katherine P. Klingler      Vice President
         Richard A. Brown           Treasurer
         John A. Morin              Secretary/Clerk
         Daniel L. Ouellette        Director
         Ronald J. McHugh           Director
         Wayne A. Budd              Director
         Jeremiah R. Healey, Jr.    Director
         Kendall P. Morgan          Director

____________
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c)(1) Signator Investors, Inc.

The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2003.


                          On behalf of the Registrant
                      John Hancock Variable Life Account U
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                          By: /s/ Michele G. Van Leer
                              -----------------------
                                Michele G. Van Leer
                            President and Vice Chairman




                  John Hancock Variable Life Insurance Company
                                  (Depositor)



                          By: /s/ Michele G. Van Leer
                              -------------------------
                                Michele G. Van Leer
                             President Vice Chairman



Attest: /s/ Peter Scavongelli
        ---------------------
        Peter Scavongelli
        Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

/s/ EARL W. BAUCOM                                   May 1, 2003
---------------------------
Earl W. Baucom
Controller
(Principal Accounting Officer)


/s/ JULIE H. INDGE                                   May 1, 2003
---------------------------
Julie H. Indge
Treasurer
(Principal Financial Officer)


/s/ MICHELE G. VAN LEER                              May 1, 2003
---------------------------
Michele G. Van Leer
Vice Chairman of the Board and President
(Acting Principal Executive Officer)
Signing for herself and as Attorney-In-Fact for:

Michael A. Bell            Chairman of the Board
Ronald J. Bocage           Director
Todd G. Engelsen           Director
Barbara L. Luddy           Director
Dec Mullarkey              Director
Daniel L. Ouellette        Director
Robert R. Reitano          Director
Paul Strong                Director